UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

SPRINT NEXTEL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

This filing consists of the following documents:

•	Key Messages to Officers and Directors

•	Message to Sprint Employees from Dan Hesse

•	Sprint Employee Q&A

•	Frontline Talking Points

•	Business Sales Representatives Talking Points

•	iConnect Story: SoftBank Transaction

•	iConnect Story: Getting to Know SoftBank

•	iConnect Story: SoftBank to Acquire 70% Ownership of Sprint

•	Transcript of Acquisition of Sprint Nextel Corporation by SoftBank Corp. Call (Sprint Nextel Corporation)

•	Transcript of Acquisition of Sprint Nextel Corporation by SoftBank Corp. Call (SoftBank Corp.)

•	Investor Presentation: SoftBank/Sprint Strategic Partnership

Key Messages to Officers and Directors

Subject: Sprint and SoftBank announcement

To: Officers and directors

Today, Sprint and SoftBank announced a transaction that would give Softbank a 70% ownership in Sprint for approximately $20 billion with $12.1 billion to be distributed to Sprint shareholders and $8 billion to strengthen Sprint’s balance sheet. We expect the transaction will create a new, stronger Sprint.

Below are the key points summarizing the transaction for your information and to guide you in answering questions from your teams. Attached is a copy of a letter from CEO Dan Hesse that will be distributed to all employees. In addition, this frequently asked questions/answers document will be kept up-to-date for all employees to reference.

As a leader at Sprint, your actions will set the tone for your team. Please consider discussing this news in one-on-one or team meetings. Encourage your teams to bring forward questions rather than let any concerns become a distraction. We need to stay focused on delivering strong results for the fourth quarter.

Key Messages

•

Sprint and SoftBank have entered into an agreement in which Softbank will invest approximately $20 billion in Sprint with $12.1 billion to be distributed to Sprint shareholders and $8 billion to strengthen Sprint’s balance sheet, creating a new, stronger Sprint and benefitting our customers, shareholders and employees. This investment will give Softbank a 70 percent ownership stake in Sprint.

•	A new, stronger Sprint

•

The transaction is expected to enable Sprint to be a stronger and more robust competitor in the U.S. telecom market, significantly enhancing our company’s financial position. This should allow growth in ways not possible under existing conditions and enable us to invest meaningfully in improving our network and customer experience.

•	SoftBank has a successful track record of improving the competitive position and driving growth and financial performance in prior acquisitions.

•	Good for Consumers

•	Consumers should benefit from a stronger #3 player in the wireless marketplace to battle against two entrenched larger competitors.

•	Both SoftBank and Sprint have a history of technical and marketing innovation which means consumers will have more choice and a more robust, competitive marketplace for years to come.

•

SoftBank is a leader in providing Long-Term Evolution technology to its subscribers and will provide valuable knowledge to help support Sprint’s Network Vision plan which will bring LTE service nationwide, enhancing network coverage, call quality and data speeds for customers.

•	Good for Employees

•

After the transaction has closed, 70% of Sprint will be owned by SoftBank . Our headquarters will remain in Overland Park, our stock will be publicly traded on the New York Stock Exchange and Dan Hesse will continue as CEO.

•	SoftBank has a track record of acquiring and turning around companies without material employee impacts.

•	Stay focused

•

The transaction has been approved by the Boards of Directors of both SoftBank and Sprint. It’s subject to shareholder and customary regulatory approvals. The companies expect the closing of the merger transaction to occur in mid-2013.

•	As news and information is available, we will share it.

•	The most important thing we all need to do is to stay focused on executing on our plans and accomplishing our goals.

Stick to these key messages when talking about SoftBank and Sprint with your family, friends and current and prospective customers. Any further comments may violate securities law; please refer to the Cautionary Statement for more detail.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or Sprint or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on
Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan;
telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Message to Sprint Employees from Dan Hesse

Date: Oct. 15

Subject: SoftBank Acquisition to Strengthen Sprint’s Position in U.S. Wireless Market

Dear Sprint Teammates,

This morning I am in Tokyo, Japan, to announce that Sprint and SoftBank have entered into an agreement in which SoftBank will invest over $20 billion for a 70% interest in Sprint. $8 billion will be injected into the company, with the remainder going to our shareholders, creating the best path for shareholder value. We expect this transaction will create a new, stronger Sprint and benefits customers, shareholders and employees by creating a much stronger #3 wireless carrier.

SoftBank is a tremendous success story and Masayoshi (“Masa”) Son, their CEO, is a dynamic and visionary leader. The company operates Internet and communications-related businesses in Japan and globally. The company is headquartered in Tokyo and has operations in mobile, broadband, fixed-line telecommunications, e-Commerce and information technology-related businesses, and SoftBank has a market capitalization of approximately $45 billion.

The company has a very successful track record of driving growth and financial performance in prior acquisitions. SoftBank established Yahoo! Japan through a joint investment with Yahoo in 1996; subsequently they acquired Japan Telecom in 2004. In 2006, SoftBank acquired Vodafone K.K., the #3 mobile provider in Japan. Since the Vodafone acquisition, SoftBank has outperformed every other carrier and doubled its subscriber base, increased service revenue over 60% and achieved a five-fold increase in operating income. Recently, SoftBank announced an agreement to acquire eAccess, a fixed and mobile Japanese wireless operator.

Both SoftBank and Sprint have a history of technical and marketing innovations. SoftBank is attracted to our track record of innovation, success with customer experience and strong brand in the U.S. SoftBank is a leader in providing LTE technology to its customers and can provide valuable insight to support Network Vision. They have a strong record of providing excellent customer service, and they are a leader in corporate social responsibility in Japan, especially in the area of sustainability and community involvement.

Our headquarters will remain in Overland Park, our stock will be publicly traded on the New York Stock Exchange and I will continue as CEO.

I want to stress that although this transaction has been approved by our board and SoftBank’s, it is subject to various closing conditions, including approval of our shareholders and regulatory approvals, and will not likely close until mid-2013.

You will undoubtedly have questions. Over the coming months, we will keep you updated. The most important thing right now is to focus on serving our customers as we enter into the busy fourth quarter. Our customers are counting on us to deliver the wireless service that has become central to their lives.

I look forward to being with you at our Quarterly Employee Meeting where we’ll talk more about this news and our third-quarter performance results.

As always, thank you for all you do for Sprint.

Sincerely,

Dan

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or Sprint or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the

quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Sprint Employee Q&A

SoftBank acquisition – Sprint employee Q&A

Oct. 15, 2012

1)	What was announced? Who is SoftBank? Why would a “bank” acquire Sprint?

Sprint has entered into a series of agreements for 70% of Sprint to be owned by SoftBank. SoftBank is not a bank, but a Japanese company whose business is focused on the Internet, especially mobile Internet. SoftBank acquired Vodafone Japan in 2005 and a few of its subsidiaries include Yahoo Japan Corporate and SoftBank Mobile Corp. which had approximately 30.4 million subscribers in Japan at the end of Sept. 2012. SoftBank has a track record of success in improving the competitive position and driving mobile growth and financial performance in prior acquisitions. SoftBank will leverage its technology and operational expertise to make Sprint a stronger wireless competitor in the U.S.

2)	Why have we entered into these agreements with SoftBank? When will the transaction be completed?

This transaction will enable Sprint to be a stronger and more robust competitor in the U.S. telecom market by significantly enhancing the company’s financial position. As part of the agreements, Sprint will receive additional cash and expertise to aid in the deployment of next-generation wireless networks.

While the transaction has been approved by the Boards of Directors of both Sprint and SoftBank, it is still subject to approval from Sprint’s shareholders and various government and regulatory agencies. We expect the closing of the transaction to occur in mid-2013.

3)	What does this transaction mean for my job? Will there be layoffs?

SoftBank has a track record of acquiring and supporting companies during a turnaround without material employee reductions. The goal of this transaction is for Sprint to grow and create new jobs.

4)	Will this transaction impact my compensation and benefits (salary, STI, 401(k), health benefits, etc.)?

While we haven’t gotten into specific discussions with SoftBank about compensation and benefits, we share common visions to create a good employee experience, provide a positive customer experience, be a responsible corporate citizen and pay for performance. We do not expect there to be any impact to compensation and benefits plans in the foreseeable future. The 2012 Short-term Incentive (STI) plan objectives will be unchanged. We also expect to continue the 401(k) plan. Annual enrollment for 2013 benefits will proceed as planned with open enrollment beginning on Tuesday, Nov. 6.

5)	What happens to any company stock that I own?

While the transaction has been approved by the Boards of Directors of both Sprint and SoftBank, it is still subject to approval from Sprint’s shareholders and various government and regulatory agencies. We will provide you with information regarding company stock at the same time we provide that information to our other shareholders.

6)	Will Dan Hesse still be the Sprint CEO? Where will Sprint headquarters be located?

Dan Hesse will remain the CEO of Sprint and the company’s headquarters will remain in Overland Park, Kan. In addition, we do not expect work locations of other Sprint employees to change as a result of this transaction.

7)	How should we proceed with customers, vendors and other business partners?

Business should continue as usual. At this point, we have announced an agreement but the transaction still needs to receive shareholder and various government and regulatory approvals before the transaction can close. It is important that we all remain focused on our top three priorities: customer experience, brand and cash.

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There will be no service interruptions for our customers. SoftBank has a strong track record in taking share of market from larger telecommunications competitors in mature markets. Thus, we expect this transaction will strengthen Sprint, and U.S. consumers will benefit by having a stronger third wireless competitor.

8)	What should I tell my friends and neighbors when asked about this?

Here are a few talking points you can use when talking to others about this transaction:

•

SoftBank and Sprint announced a transaction that would give Softbank a 70% ownership in Sprint for approximately $20 billion with $12.1 billion to be distributed to Sprint shareholders and $8 billion to strengthen Sprint’s balance sheet.

•	Upon receiving the necessary approvals to close the transaction, Sprint will become part of a company that has a strong track record for taking market share away from larger competitors.

•

SoftBank will leverage its expertise to make Sprint a stronger wireless competitor in the U.S. This will not only benefit our shareholders, but U.S. consumers will benefit from having a stronger third competitor in the marketplace.

•	For customers, nothing will change with their service or customer support at this time.

•	Sprint headquarters will remain in Overland Park, Kansas and Dan Hesse will remain the company’s CEO

Stick to these key messages when talking about SoftBank and Sprint with your family, friends and current and prospective customers. Any further comments may violate securities law; please refer to the Cautionary Statement for more detail.

You may see “Starburst II” referenced in Cautionary Statement or other materials. SoftBank is forming an entity, Starburst II, Inc. (a Delaware corporation) who in turn is forming another subsidiary Starburst III, Inc. (a Kansas corporation). In the merger, Starburst III will be merged into Sprint Nextel Corporation.

Upon consummation of the transaction: Starburst II will change its name to Sprint Corporation and Sprint Nextel Corporation will be a wholly owned subsidiary of Sprint Corporation, a Delaware corporation.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required

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approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or Sprint or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan;
telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Frontline Talking Points

What happened?

Sprint and SoftBank announced on Oct. 15 the companies are working together on a transaction in which SoftBank would acquire a 70 percent interest in the company. SoftBank is headquartered in Japan and operates Internet and communications-related businesses in Japan and globally. This is subject to customary regulatory approvals, and would not likely close until mid-2013.

What you need to know to answer customer questions:

•	SoftBank will invest $20 billion in Sprint, consisting of $12 billion to be distributed to Sprint shareholders and $8 billion to Sprint.

•	This is good news for our customers. It provides Sprint funds for further improvements to our customer experience and network.

•	Nothing will change with your service or customer support at this time.

•	You don’t need to take any action.

Stick to these key messages when talking about SoftBank and Sprint with your family, friends and current and prospective customers. Any further comments may violate securities law; please refer to the Cautionary Statement for more detail.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or Sprint or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Business Sales Representatives Talking Points

What you need to know

•

Sprint and SoftBank have entered into an agreement in which SoftBank will invest $20 billion in Sprint, creating a new, stronger Sprint and benefitting our customers, shareholders and employees. This investment will give SoftBank a 70 percent ownership stake in Sprint.

Key messages

•

The transaction will enable Sprint to be a stronger and more robust competitor in the U.S. telecom market, enhancing our company’s financial position. This will allow growth in ways not possible under existing conditions and enable us to invest meaningfully in improving our network and customer experience.

•

SoftBank is a leader in providing Long-Term Evolution technology to its subscribers and will provide valuable knowledge to help support Sprint’s Network Vision plan, which will bring LTE service nationwide, enhancing network coverage, call quality and data speeds for customers.

•	Customers will benefit from a stronger #3 player in the wireless marketplace to battle against two entrenched larger competitors.

•	Both SoftBank and Sprint have a history of technical and marketing innovation which means consumers will have more choice and a more robust competitive marketplace for years to come.

•

SoftBank operates Internet and communications-related businesses in Japan and globally. The company is headquartered in Tokyo and has operations in mobile, broadband, fixed-line telecommunications, e-Commerce and information technology-related products and a market capitalization of approximately $45 billion.

•

The transaction is expected to close mid-2013, pending shareholder and regulatory approvals. Our headquarters will remain in Overland Park, our stock will be publicly traded on the New York Stock Exchange and Dan Hesse will continue as CEO.

•	Nothing will change with your service or customer support at this time.

Stick to these key messages when talking about SoftBank and Sprint with your family, friends and current and prospective customers. Any further comments may violate securities law; please refer to the Cautionary Statement for more detail.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or Sprint or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

iConnect Story: SoftBank Transaction

Posting date: Monday, Oct. 15

Contact: Jennifer Schuler

Headline: SoftBank transaction: Employee questions and answers

Teaser (for carousel): Some early answers to your questions

With the announcement of the pending transaction between Sprint and SoftBank, you will undoubtedly have questions. Over the coming months, we will keep you updated. The most important thing right now is to focus on serving our customers as we enter into the busy fourth quarter. Our customers are counting on us to deliver the wireless service that has become central to their lives.

While the transaction has been approved by the Boards of Directors of both Sprint and SoftBank, it’s still subject to approval from Sprint’s shareholders and various government and regulatory agencies. Thus, we don’t have answers to all of your questions, but we’re committed to maintaining open communication with you throughout the process.

This frequently asked questions/answers document will be kept up-to-date for all employees to reference.

Stick to these key messages when talking about SoftBank and Sprint with your family, friends and current and prospective customers. Any further comments may violate securities law; please refer to the Cautionary Statement for more detail.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or Sprint or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading

“Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

iConnect Story: Getting to Know SoftBank

SoftBank, while not well-known in the United States, is a major player in Asia, where it’s one of the biggest Internet and telecommunications companies and is Japan’s third-largest wireless provider with more than 30 million customers.

Headquartered in Tokyo, the company has 22,500 employees, 196 subsidiaries and 97 related companies. SoftBank has a market capitalization of approximately $45 billion.

And the name? Software is called “soft” in Japanese – “SoftBank” literally means “a bank of software,” reflective of its aim to be a major services provider in the information era.

SoftBank operates as a holding company with five segments:

•	Mobile

•	Broadband

•	Fixed-line telecommunications

•	e-Commerce services

•	Information technology-related products

The company has a very successful track record of improving its competitive position and driving mobile growth and financial performance in prior acquisitions. Softbank established Yahoo! Japan through a joint investment with Yahoo in 1996; subsequently they acquired Japan Telecom in 2004. In 2006, SoftBank acquired Vodafone K.K., the #3 mobile provider in Japan. Since the Vodafone acquisition, SoftBank has outperformed every other carrier and doubled its subscriber base. SoftBank also holds a large stake in China’s largest e-commerce company, Alibaba.

The company is headed by CEO Masayoshi (“Masa”) Son, an entrepreneur who founded SoftBank in 1981 as a distributor of computer software.

A third-generation son of a Korean family in Japan, Masa studied English and computer science before moving to the United States at the age of 16. He attended the University of California, Berkeley, where he majored in economics and studied computer science.

At 19, Masa became convinced that computer technology would ignite the future of commerce after reading a magazine article about microchips. Back in Japan, he founded SoftBank while in his mid-20s, and set about building the company.

Today, Masa is one of Japan’s most famous and wealthiest business leaders, with more than 1.7 million followers on Twitter.

After a massive earthquake and tsunami struck Japan’s East coast in March 2011, Masa was the biggest individual donor to relief efforts, giving $125 million to a dozen organizations including the Japanese Red Cross.

In the wake of the disaster, Masa reflected on the role of communications and Internet as lifeline services. Acknowledging the industry’s dependence on energy for operations, he became committed to developing renewable energy sources.

Masa is a dynamic leader and built SoftBank into an international success story. SoftBank has a strong record of providing outstanding customer service and they are a leader in corporate social responsibility in Japan, especially in the area of sustainability and community involvement.

SoftBank website: http://www.softbank.co.jp/en/

Stick to these key messages when talking about SoftBank and Sprint with your family, friends and current and prospective customers. Any further comments may violate securities law; please refer to the Cautionary Statement for more detail.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or Sprint or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan;
telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

iConnect Story: SoftBank to Acquire 70% Ownership of Sprint

Financial infusion would make us stronger competitor

Today, Sprint and SoftBank, a Japanese telecommunications and Internet corporation, announced a transaction that would give SoftBank a 70% ownership of Sprint for approximately $20 billion dollars with $12.1 billion to be distributed to Sprint’s shareholders and $8 billion to strengthen Sprint’s balance sheet.

Sprint CEO Dan Hesse and SoftBank CEO Masayoshi Son made the announcement at a press conference in Tokyo, Japan.

This transaction would create a new, stronger Sprint. It would provide the kind of financial flexibility we need to grow into a stronger #3 wireless provider competing against much larger competitors. That’s good news for Sprint customers and all U.S. consumers of wireless services.

An improved cash position will allow Sprint to invest further in our network and customer experience. SoftBank is a leader in providing Long-Term Evolution (LTE) technology to its subscribers and will provide valuable knowledge to help support Network Vision.

SoftBank has a successful track record of improving the competitive position and driving mobile growth and performance in prior acquisitions.

The transaction is subject to shareholder and regulatory approvals and isn’t expected to close until mid-2013. Our headquarters will remain in Overland Park, Kan., and Dan Hesse will remain our CEO.

Video replay of announcement: http://webcast.softbank.co.jp/en/press/20121015/index.html

Stick to these key messages when talking about SoftBank and Sprint with your family, friends and current and prospective customers. Any further comments may violate securities law; please refer to the Cautionary Statement for more detail.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or Sprint or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on
Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan;
telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor Presentation: SoftBank/Sprint Strategic Partnership

Transcript of Acquisition of Sprint Nextel Corporation by SoftBank Corp. Call (Sprint Nextel Corporation)

Sprint Nextel Corp. (S)

Acquisition of Sprint Nextel Corp. by SoftBank Corp. Call

Oct. 15, 2012

Corrected Transcript

— PARTICIPANTS

Corporate Participants

Brad Hampton – Vice President, Investor Relations

Daniel R. Hesse – President, Chief Executive Officer & Director

Masayoshi Son – Chairman & Chief Executive Officer, SoftBank Corp.

Joseph J. Euteneuer – Chief Financial Officer

Other Participants

John C. Hodulik – Analyst, UBS Securities LLC

Jason S. Armstrong – Analyst, Goldman Sachs & Co.

David M. Dixon – Analyst, FBR Capital Markets

Chris M. Larsen – Analyst, Piper Jaffray, Inc.

Brett J. Feldman – Analyst, Deutsche Bank Securities, Inc.

Mike McCormack – Analyst, Nomura Securities International, Inc.

Ric Prentiss – Analyst, Raymond James & Associates

— MANAGEMENT DISCUSSION SECTION

Operator: Good morning. My name is Heather, and I will be your conference operator today. At this time, I would like to welcome everyone to the Sprint and SoftBank Investor Conference Call. All lines have been placed on mute to prevent any background noise. After the speakers’ remarks, there will be a question-and-answer session. [Operator Instructions]

Thank you. Mr. Brad Hampton, you may begin your conference.

Brad Hampton, Vice President, Investor Relations

Thank you, Heather. Good morning and welcome, everyone, to the conference call to discuss the transaction between Sprint and SoftBank.

Joining us on the call today from Tokyo are Masayoshi Son, CEO of SoftBank; as well as our CEO, Dan Hesse; and from here in Overland Park, Sprint’s CFO, Joe Euteneuer. Dan will start off today’s call to discuss the transaction. Then Masa will take you through SoftBank’s perspective, followed by Joe to review the transaction structure and timing. We’ll also have time for some questions.

Turning to slide two, I will take you through our cautionary statements. This presentation includes forward-looking statements which are not a historical fact. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those made in the forward-looking statements, many of which are generally outside the control of the parties involved and are difficult to predict. Forward-looking statements speak only as to the date made regardless of the date reviewed, read, or replayed, and are based on current assumptions and expectations, many of which are beyond our ability to control or ability to predict.

Turning to slide three, this document contains soliciting material related to the proposed transaction between SoftBank and Sprint. The document contains forward-looking statements related to the proposed transaction, which contain significant risks, as I have just outlined.

Turning to slide four, throughout the call we will refer to several non-GAAP metrics. Reconciliations of our non-GAAP performance and liquidity measures to the appropriate GAAP measures can be found in the attachments to our second quarter earnings release, which is available on our website at Sprint.com/investors.

Today’s presentation is available online on the Sprint and SoftBank investor websites at Sprint.com/investors and SoftBank.co.jp/en/irinfo. You are encouraged to review the slides during this conference call and call your attention to the Safe Harbor statement on slides two and three in full.

A replay of this call will be available later today on the same website. At this time, all participants are in a listen-only mode. After the company’s prepared remarks, we will open the call for your questions.

I will now turn the call over to Sprint’s CEO, Dan Hesse.

Daniel R. Hesse, President, Chief Executive Officer & Director

Thank you, Brad, and thanks to everyone for joining us this morning and for your interest in Sprint.

If you please turn to slide six, I am pleased to be in Japan today to describe an important step in the turnaround of Sprint. We are pleased today to announce a major investment by SoftBank, which we believe will provide the most shareholder value and will result in a stronger, better capitalized Sprint. This is a historic day for Sprint as we continue on the progress we have made on our turnaround path.

SoftBank will invest $20.1 billion in Sprint, consisting of $12.1 billion to be distributed cash to shareholders and $8 billion of new cash injected into Sprint, greatly strengthening our balance sheet. We believe this investment in Sprint will help propel our turnaround and provide us with the financial flexibility to pursue opportunities and strategic options that would not be possible with our current balance sheet.

As you know, Sprint has been engaged in a turnaround since 2008. We have been at a significant disadvantage with a weak balance sheet and a competitive environment dominated by two very well capitalized and much larger competitors. We have successfully managed through the most difficult phase, recovery phase, and have emerged with a strong, growing core business. This investment from SoftBank comes at an ideal time both to strengthen the foundation we are building as we invest in Network Vision and to provide an immediate return for our shareholders.

If you please turn to slide seven, I want to discuss the wide array of benefits this transaction brings to Sprint. First, we believe this transaction will provide an excellent return for our shareholders. Under the terms of these agreements, our shareholders will have the opportunity to get an attractive cash premium for a significant portion of their outstanding stock, plus shareholders can participate in the expected future growth of a stronger, better capitalized, publicly traded new Sprint.

The offer price of $7.30 per share in cash for approximately 55% of Sprint shares represents a 39% premium and a 54% premium to the average of the previous 30 and 90-day unaffected day’s closing prices, respectively. The addition of $8 billion of capital to our balance sheet is expected to open strategic options we have not had available to us at any time during my tenure.

SoftBank brings so much more to Sprint than money. This investment provides the opportunity to benefit from the knowledge and expertise of a leader in mobile Internet technology with a proven

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track record of challenging larger incumbent carriers. SoftBank’s experience with turning around Vodafone Japan is a case in point. Their execution in Japan has been impressive. Through its acquisition of Vodafone KK in 2006, SoftBank entered the Japanese telecom market and just six years turned a distant third-place carrier with just 5% net add share into a strong and growing competitor with a 25% share of subscribers and a 45% share of net adds, the highest in the Japanese wireless industry.

During that time, they doubled the subscriber base, increased service revenue by 60%, and achieved a five times increase in operating income. We expect to capitalize on a deep well of valuable technical and product expertise that will bolster our execution of Network Vision and enhance our competitiveness. For example, the two companies will utilize both FD-LTE and TD-LTE in its offers and we can work together on multimode interoperability, handoffs, and device ecosystems together. We can learn from their extensive experience in sophisticated Wi-Fi offload architectures and techniques.

We believe that SoftBank’s experience in Japan that is ahead of the U.S. in some emerging fields like mobile payments will be valuable, and we believe our partnership with SoftBank to create new opportunities together will create economies of scale and cost savings.

Sprint’s management team will remain in place, and our headquarters will remain in Overland Park. Our priorities will remain the same. We believe this transaction is pro-consumer. A strong third player in the U.S. telecom industry will provide increased choice and innovation.

In closing, I said many times in recent years that I believe that over time there is significant consolidation opportunity in the U.S. wireless market outside of the big two. Sprint’s current balance sheet plus the investments required for Network Vision and iPhone acquisition expenses during our investment phase over these next two years could preclude Sprint’s shareholders from benefiting from the synergies such consolidation could bring.

I won’t speculate on the likelihood of any potential transaction, but we do not want the company or its shareholders to be forced to sit on the sidelines. After this transaction, Sprint’s net debt to OIBDA ratio should be in the same range as Verizon or AT&T. We will use our cash in a way we believe creates the most shareholder value. Sprint for the first time in many years will have the strengthened flexibility to play a key role in the evolution of the industry.

We believe that today’s announcement represents a very positive opportunity for Sprint, for our shareholders, and for the United States. Our shareholders will have the opportunity to receive an attractive premium on their current investment and own shares of a new, more powerful, and financially flexible Sprint. And the United States receives a significant investment into the U.S. economy that will produce a stronger and more competitive wireless market. We look forward to collaborating with SoftBank to make the customer experience even better and bring new innovations to market.

Thank you for your ongoing interest in and support of Sprint. I will now hand the call over to Masa to discuss the benefits of our partnership from SoftBank’s point of view. Masa?

Masayoshi Son, Chairman & Chief Executive Officer, SoftBank Corp.

Okay, thank you. I’d like to continue from page 12.

So with this acquisition, our revenue would be $80 billion. And page 13 is our EBITDA. Consolidated EBITDA would be $18 billion. And you can see on page 14 we have achieved tremendous success in increasing our profitability and growing quickest in Japan. Our competitors have been flat, but we are the one that has been growing our profitability continuously at the largest and highest speed.

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Page 15, SoftBank is not just a typical mobile telephony company. We own 960 mobile Internet companies. So SoftBank, I always consider us as the Internet company, so it’s different, telecom company going – adding Internet portfolio or Internet company going into mobile Internet infrastructure. So we view this as a conversion, but we are from the Internet world. So the view that we see is a little bit different from the incumbent telecom companies.

Page 16, I think the U.S. mobile market has a huge potential upside. It is the largest market in the world for smartphones, high ARPU, mainly postpaid. However, the network is very slow compared to Japan. It’s half the speed on average compared to Japan. Every time I come to the U.S., I say oh my god, their mobile phone network is so slow. So if we come to the States, I think we can provide much better competitive technology and services that U.S. citizens have never experienced. And it is a duopolistic market, so that’s the kind of market that I have always fought in Japan, and we have a track record of beating them.

So page 17, why I like Sprint especially so much; it has a strong brand, shared vision, and smartphone LTE strategy is the very same as ours. And including Dan, Sprint has a strong management team. So I like all of those and I’d like to make the move.

So page 18 is the same slide as Dan has just explained. And we are just coming into the second stage of the turnaround, which is the investment stage. Dan and the team have done a beautiful job of the recovery stage, which is stage one. Now the company has reached stage two, which is the investment stage, and Sprint never has – Sprint never...

[audio gap] (13:10 – 13:50)

Brad Hampton, Vice President, Investor Relations

This is Brad. We’re having some technical difficulties, in just one moment we’ll resume the call.

Daniel R. Hesse, President, Chief Executive Officer & Director

Dan Hesse is still on.

Brad Hampton, Vice President, Investor Relations

Masa, are you still on the line?

Operator: Masa’s line did disconnect, but I think he’s dialing back in now.

Brad Hampton, Vice President, Investor Relations

Thank you.

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Masayoshi Son, Chairman & Chief Executive Officer, SoftBank Corp.

Hello?

Brad Hampton, Vice President, Investor Relations

Hello, Masa.

Masayoshi Son, Chairman & Chief Executive Officer, SoftBank Corp.

Yes, sorry, another phone line came and I accidentally cut off by myself.

Brad Hampton, Vice President, Investor Relations

Okay, you can continue your remarks. Thank you, sir.

Masayoshi Son, Chairman & Chief Executive Officer, SoftBank Corp.

Okay. So page 19, we are bringing in additional capital to the company, $8 billion. That would enhance the network enhancements and strategic investments and strengthen the balance sheet. I have said this is fresh new capital for the company to fight.

SoftBank would also bring in synergies. On page 20, we bring smartphone synergy, LTE synergy, and a proven track record of turning around. We have turned around the timing around three times. So with those synergies, Sprint is going to accelerate the turnaround of the company as page 21.

Page 22, as you can see here, SoftBank when we acquired Vodafone Japan, our EBITDA margin was less than 30%, which is similar to the Sprint of today. But today, SoftBank EBITDA margin is bigger than AT&T and same level as Verizon. We have a smaller scale than DOCOMO, but our profitability is highest in Japan.

So with our track record knowhow, I think Sprint is the best buy position right now. This is a company that’s going to turn around very quickly from here on with our new injected capital plus our track record of proven history.

Page 23 is the turning around of our history. The Vodafone Japan days was the red bar and the black bar is SoftBank days. We have paid down the debt. When we acquired Vodafone Japan, we leveraged so much, but we paid down the debt much quicker than we originally planned.

So page 25, our revenue level is number three in the world, just next to Verizon and we beat AT&T.

So subscriber numbers, U.S. Japan market comparing, we would be much bigger than DOCOMO and almost a similar size with AT&T and Verizon if you add SoftBank subscribers into Sprint.

So with this volume, we have negotiation leverage against handset vendors, against network vendors, against content guys. So the disadvantage that Sprint had over the years would be much more overcome.

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So in summary, we would become number three in the world, and the U.S. market is huge. We have the smartphone and LTE network synergies. And Sprint would be financially strengthened and competitiveness goes up and SoftBank has a proven record and so on.

Okay, that’s my part.

Joseph J. Euteneuer, Chief Financial Officer

Thank you, Masa.

Today’s announcement opens up a new vista of financial flexibility for Sprint. And I can tell you as its CFO, I am very excited. I wanted to first take you through the structure and timing of the expected transactions and pro-forma capital structure and then make sure we leave some time for your questions.

We are very pleased to announce today a series of definitive agreements that will result in the acquisition by SoftBank of an approximate 70% interest in the fully diluted equity of Sprint for an aggregate investment of $20.1 billion. The transaction is expected to result in 55% of Sprint’s outstanding shares receiving $7.30 of cash per share or a total of $12.14 billion in cash, and 45% of Sprint’s outstanding shares converting into 30% of the recapitalized Sprint, which will also receive the benefit of an $8 billion cash infusion to Sprint’s balance sheet.

Moving to slide 29, the $7.30 cash offer per share represents a 39% premium above the average of the volume-weighted 30-day unaffected closing price and a 54% premium to the 90-day average. The 45% of our shares that are converted into ownership of New Sprint will gain an investment in a significantly strengthened company. The capital investment we expect to receive will greatly strengthen our balance sheet, which will improve our financial and operational flexibility as well as reducing our cost of borrowing.

Turning to the next page, under the terms of the agreements SoftBank is forming a new U.S. subsidiary, New Sprint, which will invest $3.1 billion in a newly issued Sprint convertible bond following this announcement. The bond has a seven-year term, a 1% coupon rate, and upon receiving regulatory approval will be convertible into Sprint common stock at $5.25 per share. The bond converts into Sprint shares immediately prior to the transaction close. This convertible bond provides us with the immediate increased financial flexibility at very attractive borrowing cost.

Prior to closing, which is subject to Sprint shareholder vote and regulatory approval, SoftBank will capitalize the New Sprint subsidiary with an additional $17 billion of cash. Of this, $4.9 billion will be used to purchase a new issuance of Sprint common stock at $5.25 per share. The remaining $12.1 billion will be distributed to Sprint shareholders as cash consideration. And the parties will affect a merger transaction in which New Sprint will become a publicly traded company and Sprint will continue as its wholly-owned subsidiary.

In addition, Sprint will issue SoftBank a five-year warrant for an additional approximately 55 million shares at an exercise price of $5.25 per share. If exercised, this would represent an additional infusion of $287 million of cash to New Sprint above and beyond the $20.1 billion transaction value. The aggregate transactions are expected to result in approximately 55% of current Sprint shares being exchanged for cash, with the remaining 45% of Sprint shares converting into shares of New Sprint. Sprint shareholders will have the opportunity to elect to receive either $7.30 per share in cash or one share of New Sprint per current share of Sprint, subject to proration. We believe this is an excellent opportunity for our shareholders to have a choice of receiving an attractive premium on their current investment while also having the opportunity to participate in the expected growth of a stronger Sprint or a combination of both.

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Following closing and upon subsequent exercise of the warrant, Softbank will own 70% of New Sprint on a fully diluted basis, and Sprint equity holders will own the remaining 30%.

New Sprint will have a ten-member Board, which will include six independent members under the New York Stock Exchange listing standards, three coming from Sprint’s Board, and three appointed by SoftBank, as well as Dan and Masa as Chairman of the Board. The two remaining members will also be appointed by SoftBank. We believe the expertise in mobile Internet and track record of innovation that SoftBank will bring to Sprint’s leadership will be significant.

Turning to the next page, this is truly a transformative investment for Sprint. At the end of the second quarter, we had approximately $6.8 billion in cash and cash equivalents and total debt of $21.3 billion, for net debt of approximately $14.5 billion and a net debt to last 12 months adjusted OIBDA as of 6/30/2012 of 2.95 times. Using Q2 close numbers as an illustrative example, the cash infusion we will receive would transform our balance sheet to a position of strength, with a net debt to last 12 months adjusted OIBDA ratio of just 1.32 times. Even with the cash burn that we expect in the next few quarters as we continue our investment in Network Vision, we expect to have a significantly improved capital structure upon close.

In closing, I want to reiterate some of the key points Dan made at the beginning of the call. We believe today’s announcement will bring Sprint and its shareholders a number of key benefits, including: an immediate and attractive cash premium to current market price and an opportunity to participate in the growth of a stronger, better capitalized Sprint; a relationship with SoftBank, a known innovator in mobile and Internet with a proven track record in challenging larger incumbent carriers in Japan; the ability to continue our focus on the execution of Network Vision while opening up opportunities for additional investment in growth; and the opportunity to be a stronger competitor and advance innovation in the U.S. market and accelerate the delivery of innovative new products to consumers.

While today’s announcement opens up a wider array of opportunities for us to invest in growth, I want to emphasize that our discipline and focus on profitability will not change. Throughout the years as we have embarked on the investment phase of our turnaround, we have kept a razor-sharp focus on disciplined profitable growth. And we continue to expect to use that filter of strong return on investment in our analysis of any future growth opportunities. This strategic investment and resulting improved capital structure simply widens the consideration set of strategic and competitive opportunities. It does not take our eye off the ball.

We are very excited about the new opportunities ahead of us. Together with SoftBank, we believe we will build a strong next-generation mobile Internet competitor in the U.S. wireless market.

I will now turn the call over to Brad to start Q&A.

Brad Hampton, Vice President, Investor Relations

Thank you, Joe. In just a minute, Heather will instruct our listeners on how to queue up for the question-and-answer session. I want to remind you that you may access an audio replay or a webcast of our presentation on Sprint.com/investors. We will now open the line for your questions. Operator, please instruct our participants.

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— QUESTION AND ANSWER SECTION

Operator: [Operator Instructions] And your first question comes from John Hodulik with UBS.

<Q – John Hodulik – UBS Securities LLC>: Okay, thanks. Good morning, guys, and congrats on the deal; a quick question on – first on slide 19. You talked about the uses of cash with the $8 billion, and the second one is strategic investment, I guess not associated with the network enhancements. Can you maybe give us a little color there?

And then I guess along those same lines, Dan and Joe, obviously fixing the balance sheet, getting that in condition to compete was a big consideration here. The only missing piece I guess at this point is spectrum. How does that relate to what you’re looking at in terms of strategic investments and maybe, if you could, the potential timing on moving forward with fixing the hole you have from a spectrum standpoint. Thanks.

<A – Brad Hampton – Sprint Nextel Corp.>: Masa, would you like to take the question about strategic investment that I mentioned on slide 19?

<A – Masayoshi Son – SoftBank Corp.>: This is Masa Son. I got cut off and I rejoined. [indiscernible] (27:33)

<A – Brad Hampton – Sprint Nextel Corp.>: We had a question, Masa, regarding your slide 19 that shows potential uses of the $8 billion of new capital invested in Sprint, specifically the strategic investments. Could you comment on what some of those strategic investments might be?

<A – Masayoshi Son – SoftBank Corp.>: No comments. It can be utilized for many different options, nothing specific right now.

<Q – John Hodulik – UBS Securities LLC>: Okay, and then, Brad, maybe the second part on how you guys are thinking of spectrum going forward?

<A – Brad Hampton – Sprint Nextel Corp.>: Dan, would you like to take the question on spectrum going forward?

<A – Dan Hesse – Sprint Nextel Corp.>: Well, with respect to spectrum, we currently have access through a good relationship with Clearwire of using the 2.5-gigahertz spectrum that they have. But as you may know, there is other spectrum that we expect to come to the market over time, 700 megahertz and other lower frequencies. And as we described Network Vision, spectrum sharing opportunities and an ideal spectrum portfolio, which is a mixture of, if you will, low frequency, middle frequency, and high frequency spectrum, with the growth that we’re seeing in usage applications and smartphone adoption and tablets and what have you, spectrum’s always going to be an important commodity for us to keep our eyes on going forward. So nothing specific I can tell you with respect to spectrum, but at least it gives us an opportunity should spectrum become available either from an existing carrier or spectrum that might be auctioned by the FCC, that we could potentially make that spectrum part of our spectrum portfolio.

<Q – John Hodulik – UBS Securities LLC>: Got you, okay. Thanks, guys.

Operator: Your next question comes from Jason Armstrong with Goldman Sachs.

<Q – Jason Armstrong – Goldman Sachs & Co.>: Thanks, good morning, maybe a couple questions. First for Masa, how will you measure the performance of this investment? I guess what’s more important to you, the growth in subscribers, growth in revenues, margin performance? Maybe just help us think through the framework of how you’ll look at the performance of this asset.

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And then second question I guess for Dan and Joe, just the $3 billion upfront in cash, maybe this somewhat relates to John’s question. But just why did you need a structure that provided cash up front? And in answering this, is part of this maybe accelerating the network investment? Or I know you have $3 billion in callable debt that’s callable at par. Did that play a role, or is this firepower for other things you’d like to do? Thanks.

<A – Masayoshi Son – SoftBank Corp.>: Okay. So first, the immediate synergies that we’re going to get together is the economy of scale in total volume of purchasing smartphones and purchasing procurement of the network equipment. So becoming number three revenue company in the world as the scale of the revenue, we immediately get all kinds of synergies.

The actual measurement of the achievement going forward would be our profitability going up. As I have explained in my chart, SoftBank EBITDA margin is higher than AT&T and at the level of Verizon. So if we can make Sprint going forward to that kind of level profitability, the company is going to gross a fortune. So with our track record and knowhow, I think combined entity would become to that level. So our actual final achievement is that our profitability both ends would be much stronger.

<Q – Jason Armstrong – Goldman Sachs & Co.>: Okay. Thank you, Masa. If I could just follow up, your comment on when you come to the U.S. you say the network is so slow. What specifically do you think is the issue over here? Is it the LTE development and ecosystem? Is it spectrum depth? Maybe just help us think through what you think the problem is.

<A – Masayoshi Son – SoftBank Corp.>: I am a speed maniac. And when you are using the network for voice, the speed actually does not matter at all. You just need the connectivity. But when you use it for Internet browsing, Internet content, and so on, you really need speed. I am an Internet guy, so I know speed is everything. And smartphone and smart tablet is actually an Internet machine, so I think the speed is the key. And right now, every time I come to the States, I say, wow, this is so slow. What is this? It’s unbearable. I cannot stand the slowness of the speed. So U.S. citizens don’t have the experience of high speed. So once they experience it, they never go back. But they just don’t have the experiences beautiful high-speed network, but we’re going to bring that to the States.

<Q – Jason Armstrong – Goldman Sachs & Co.>: Okay, thank you, and on the $3 billion?

<A – Dan Hesse – Sprint Nextel Corp.>: Brad, you want me to take that?

<A – Brad Hampton – Sprint Nextel Corp.>: Joe, would you like to take that? Sure, Dan, go ahead.

<A – Dan Hesse – Sprint Nextel Corp.>: The regulatory process and the whole process probably will take seven to eight months because, of course, it needs DOJ approval, FCC approval, [ph] CFIUS (33:40) approval, and what have you. And this is just a way of improving the balance sheet given there might be the potential for an opportunity between now and then. There may not, but it was just an opportunity for an immediate injection of capital into the company that we might be able to access over the next, let’s say six, eight, nine months while the transaction is being approved.

<Q – Jason Armstrong – Goldman Sachs & Co.>: Okay. Thanks, guys, congrats.

Operator: Your next question comes from David Dixon, FBR Capital Markets.

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<Q – David Dixon – FBR Capital Markets>: Yes, good morning and congrats again on the deal, a question for Masa and then a question for Dan to follow up. Masa, Sprint has a tremendous amount of spectrum or access to spectrum that touch about a third of the country here with TD-LTE, but they don’t have as much spectrum for coverage in order to reach the other two-thirds of the population. So as a new and major investment and a major investor into the company, I wanted to get your thoughts on that mismatch today.

And then secondly, Dan, looking ahead to using Clearwire and their spectrum in the network, when we think about the network sharing concept, do you think that it would be an either/or decision in terms of looking forward to a potential deal with Clearwire or a potential tie-up with DISH? Is there enough room to really leverage both of those, or do you think it’s an either/or decision for the company? Thanks very much.

<A – Masayoshi Son – SoftBank Corp.>: Okay, so I don’t talk about any specific detail of our strategy. I never do that in advance. But we have a very strong strategy and a very strong plan to make it happen. And we have the capital, we have the knowhow, we have the experience. So just wait and see, I’m going to prove how strong that is, but I cannot tell any detail of our next move.

<Q – David Dixon – FBR Capital Markets>: Okay, thank you.

Operator: And your next question comes from David Barden with Bank of America

<Q – David Barden>: Hi, guys, thanks for taking the question. I guess my first question is again for Masa. There has been a debate here in the U.S. about how the wireless landscape would evolve, whether there would be three national players or whether there would be four national players. A lot of observers of this transaction are asking themselves whether a four-player market or a three-player market is what you based your investing decision on. Could you share a little bit about how you see the future of the U.S. wireless landscape and how that factored into your thinking about this transaction?

And then a second question, if I could, for you Joe; just in a traditional transaction, we would have a market trading value, then we’d have some payment for control, and then we’d have some present value of synergies. So as we look at this transaction, we look at the price that SoftBank is paying for Sprint and we subtract out the control premium that they’re paying and we go back to what Sprint would be worth on a post-deal basis, can you quantify or give us some sense as to the substance of the post-transaction benefits that Sprint is getting from a quantified standpoint? For instance, would you get materially lower interest rates on your debt? Is there a specific something we can grab onto about what this transaction means in terms of dollars and cents? Thanks.

<A – Masayoshi Son – SoftBank Corp.>: Okay. First of all, I have to leave in five minutes to the live TV in Japan, so I’m going to answer your questions. I shouldn’t be answering – making comments on your question or give numbers for three players or four players. There are all kinds of sensitive issues. But we are just happy with our investment into Sprint and we just have to execute what we just announced. And in the future, there are all kinds of potential options, but I shouldn’t be making any comments on that.

<A – Joe Euteneuer – Sprint Nextel Corp.>: And, Dave, I think you hit the nail on the head. One of the things is obviously our borrowing rates. If you saw where the bonds closed last week, the 7%s were down in the 5%s, and the 11.5%s were trading at over 135 basis points. So clearly there is an immediate benefit as a result of getting this transaction closed, not to say all of the other things that we get from the expertise that SoftBank brings to us.

<A – Masayoshi Son – SoftBank Corp.>: Okay. As I said, I have to leave in five minutes, so if you have any questions to me first, I would answer those.

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<A – Brad Hampton – Sprint Nextel Corp.>: Okay. Operator, can we take the next question? And could you do your questions towards Masa, please, before we lose his time? Thank you.

Operator: Your next question comes from Chris Larsen with Piper Jaffray. Chris, your line is open. Please check your mute button.

<Q – Chris Larsen – Piper Jaffray, Inc.>: Hi, I apologize. My question is not for Masa. It’s actually for Dan. But an important part of the change here, Dan, is you and the strong team of management that you have assembled. Does this transaction cause your shares or any of the senior management shares and options to immediately vest due to the change in control? And how do you think that’s going to play out given that the team you assembled is an important part of everything?

<A – Dan Hesse – Sprint Nextel Corp.>: This is Dan here. And the team there in Overland Park, correct me if I’m wrong, but we have a double trigger in terms of change of control provisions where it requires both a change of control and for there to be a material change in somebody’s responsibility before those provisions come into effect, so it should have no impact. I can tell you though that from a management retention point of view, of course, a minority of senior managers were involved given the confidentiality of this transaction. But everyone involved was extremely enthusiastic about what this transaction could mean for the future of the company and the desire to stay with this company going forward. So I think it will be a very large asset to management retention.

<Q – Chris Larsen – Piper Jaffray, Inc.>: Thanks, Dan.

<A – Dan Hesse – Sprint Nextel Corp.>: Thank you, Chris.

Operator: Your next question comes from Brett Feldman with Deutsche.

<Q – Brett Feldman – Deutsche Bank Securities, Inc.>: Thanks. I believe Masa probably has to run, so I’ll ask this question to Joe. Post-transaction, you’re going to be in investment-grade territory with your balance sheet. I’m curious. Is that actually an objective? In other words, is this a permanent reset of where the company is going to carry leverage? Or as you look at all strategic options going forward, would you be willing to take leverage back up to the levels we’ve seen it at recently? And then just as a technical question, what happens to all the debt outstanding? Does it need to be rolled over immediately, or does it stay in place?

<A – Joe Euteneuer – Sprint Nextel Corp.>: Yes, so in regards to the existing debt, because of the change of control there is approximately $9 billion-plus that have a double trigger, so it requires two of the rating agencies to provide a downgrade, which S&P has already provided positive outlooks and we’ll see what Moody’s does today. I think ultimately where our leverage goes, we’re going to get some guidance from Masa and the team. Obviously, you’ve seen what they’ve done with their balance sheet as far as accelerating their debt payoffs and stuff, and then opportunistically leveraging the company to take care of strategic investments, et cetera. So I think we’ll let that play out.

<Q – Brett Feldman – Deutsche Bank Securities, Inc.>: Great, thank you.

Operator: Your next question comes from James Ratcliffe with Barclays.

<Q>: Yes, thanks for taking the question. Joe, could you help us... This is [ph] Andy (42:55). Could you help us...

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<A – Masayoshi Son – SoftBank Corp.>: I have to go. This is Masa. I am going to excuse myself. I’ve to go live TV show now. Okay, thank you very much.

<A – Brad Hampton – Sprint Nextel Corp.>: Thank you very much, Masa, for your participation.

<A – Masayoshi Son – SoftBank Corp.>: Yes, bye-bye.

<Q>: So, Joe, could you help us quantify some of the cost synergies you think you can get out of this deal? And then also does this change your timing of the Network Vision in any way?

<A – Joe Euteneuer – Sprint Nextel Corp.>: No, we’ve not given any formal change to anything. But obviously, Masa alluded to the fact that what he has been able to put together in Japan combined with us does create a very large global entity, and I think from that you can extrapolate some of the benefits we might get out of it.

<Q>: Okay; thank you.

Operator: Your next question comes from Mike McCormack.

<Q – Mike McCormack – Nomura Securities International, Inc.>: Hi, guys; thanks; maybe a couple questions, maybe one for Dan, one for Joe. Dan, just thinking about Network Vision and the process you’re going through right now, and you’ve made some good progress there, but is this an issue of if you throw more money at it, we can do it faster and potentially come out as a better competitor more near term, or is this just a matter of blocking and tackling through that?

And then secondly for Joe, on the debt refi story, are there any restrictions on the current debt to get that refied sooner rather than later?

<A – Dan Hesse – Sprint Nextel Corp.>: Hi, Mike; Dan here. No, throwing more money at it wouldn’t make any significant difference in the implementation speed of Network Vision.

<Q – Mike McCormack – Nomura Securities International, Inc.>: Okay.

<A – Joe Euteneuer – Sprint Nextel Corp.>: And on your debt question, Mike, the 2014s and 2015s are currently callable, which is roughly about $3 billion that we could go and refinance.

<Q – Mike McCormack – Nomura Securities International, Inc.>: Great; thanks.

<A – Brad Hampton – Sprint Nextel Corp.>: Operator, we have time for one final question, please.

Operator: Your next question comes from Ric Prentiss with Raymond James.

<Q – Ric Prentiss – Raymond James & Associates>: Thanks for getting me in and congrats on the deal, guys. Question on – Masa was talking about the LTE slow network in the U.S. Can you update us on where we’re at on interoperability of the TD and FD, and also how you guys look at the value of spectrum versus potential dilution on EBITDA?

<A – Joe Euteneuer – Sprint Nextel Corp.>: So in regards to the spectrum, remember, you’re going to get a return on your investment just by the fact that you get growth in subscribers, what you’re able to do with your ARPU. Obviously, the capacity is something that you need over time. So that’s one of those strategic investments that you make that you get a proper return on your invested capital.

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<A – Dan Hesse – Sprint Nextel Corp.>: This is Dan. With regards to TD and FD, it’s being worked. [Inaudible] (46:35) moving toward chips being capable of working at both TD and FD-LTE frequencies, so we [ph] think (46:33) that will be actually widespread over time from an ecosystem perspective. There are opportunities to improve, we’ll call it, handoff time so that it’s completely transparent to an end user. Recall for example [ph] handsets (46:47) between TD and FD and those are technical issues that together I think we could make progress on. But I think the ecosystem of TD and FD — a lot of that work has been done over recent years. And I think over the next future years, number of years, you’re going to see I believe a lot of devices capable of working both FD and TD.

<Q – Ric Prentiss – Raymond James & Associates>: Okay, so as far as fitting into the networks, something over the next couple years?

<A – Dan Hesse – Sprint Nextel Corp.>: I’m sorry; would you repeat the question?

<Q – Ric Prentiss – Raymond James & Associates>: So as far as fitting TD into the network as well as the handset side, something over the next couple years?

<A – Dan Hesse – Sprint Nextel Corp.>: Yes, in the coming years, we do [indiscernible] (47:32)

<Q – Ric Prentiss – Raymond James & Associates>: Great, congrats again.

Brad Hampton, Vice President, Investor Relations

Thank you all very much for your interest in Sprint and for your participation in our call. This concludes our call today. Thank you.

Operator: This does conclude today’s conference call. You may now disconnect.

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Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or Sprint, or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, will be available, free of charge, from the SEC’s web site

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(www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

15

Transcript of Acquisition of Sprint Nextel Corporation by SoftBank Corp. Call (SoftBank Corp.)

SoftBank Corp. (9984.JP)

Acquisition of Sprint Nextel Corp. by SoftBank Corp. Call

Oct. 15, 2012

Corrected Transcript

— PARTICIPANTS

Corporate Participants

Masayoshi Son – Chairman & Chief Executive Officer

Daniel R. Hesse – President, Chief Executive Officer & Director, Sprint Nextel Corp.

— MANAGEMENT DISCUSSION SECTION

Unverified Participant

[Started Abruptly]

Corp. Conference – Press Conference. We are starting the conference shortly, please be seated. And please turn off your mobile phone or [indiscernible] (00:16) mode and refrain from talking on the phone.

[Music] (00:21- 00:24)

Thank you very much for joining. SoftBank Corp. Press Conference. First of all, I would like to introduce the attendance of today, Masa Son, Chairman and CEO of SoftBank Corp.; Dan Hesse, Chairman – CEO of Sprint.

So with two speakers, we would like to start the press conference of SoftBank Corp. First of all, I would like to invite Mr. Son, Chairman and CEO of SoftBank to provide you the explanations.

Masayoshi Son, Chairman & Chief Executive Officer

Good afternoon, ladies and gentlemen. So at the years of [ph] 16 (1:31), I myself went abroad to U.S. U.S. is the first country, a foreign country that I visited. It was tremendously large and big, but at the same time [indiscernible] (1:48) blue skies and wonderful land. There in the United States that I studied abroad and after I came back to Japan, I established SoftBank Corp.

Today, 30 some years has passed since then. I am making on another big step to U.S. and I’m very grateful about this announcement today. At the same time, it’s going to be a bigger step to United States. We will make a challenge. Usually risk comes along with it. If you don’t make any action that will be the safest status, but whenever you make any challenges, there must be several risks or the potential risks and this time the challenge to U.S., I know that it’s not the easy path to go business wise. The things that we have been experienced, is that going to be well utilized? Can we take an advantage of that?

And also different cultures and a lot of different environments, can we utilize what we have knowhow, do we need to start from the scratch. So there are a lot of challenges that I have to make for this time. However, without the challenges, you may face the bigger risk. Japan that [indiscernible] (3:38) and also having a lot of risks and becoming one of the high risk country, so Japan and U.S. in both countries that we’ll be able build the big and solid base, it’s going to be – make us and lead us to the safer place. So this will be the key for the next step. From the sense, I’m very honored to be able to make this announcement. So I will like to go into my presentation now.

Sprint is in [ph] beautiful (4:15) position in the United States, exactly same when SoftBank acquired Vodafone KK and enter to the mobile market. Our market share was 15% back then so very much similar to Sprint position in the United States right now. But the time of our challenge, DOCOMO, our competitors was taking about 50% of the market share. KDDI also had twice as much of the market share.

So that was a challenge that we had to make back then. So probably, I could say that that was more difficult challenge. And this time, about two weeks ago, we have announced the management integration with eAccess.

And now, [ph] welcome (5:10) also adding on to that within the subscriber number is now 35 million. On top of that, we will have Sprint subscribers in total approximately that’s going to give us 96 million customer base. And that will give us too the expanded customer base analysis in Japan.

AT&T or Verizon in the United States, we are very much closer to them in terms of customer base. Of course, we have – this company will still be less subscribers for those two and they are in a duopolistic market. But considering those two country, SoftBank is becoming the top player in the market. And when it comes to global mobile operators, revenue wise, this is the size that we are going to be. We will be global number three in the mobile revenue.

After the acquisition of Vodafone K.K., and we were aiming to exceed DOCOMO, that was my biggest motivation in person. A lot of people was laughing at me because that is not possible, never be able to achieve. But I already also said that I will achieve that in 10 years, clearly and that’s another thing that the people said that it’s impossible. And the six years has passed since we – our acquisition of Vodafone K.K., and now in the size of the scale, we are now exceeding DOCOMO, so global number three.

Introduction overview, our SoftBank’s is taking 70% of Sprint share. The shareholders in Sprint is having a 30% ownership and this company is going to become consolidated subsidiary of SoftBank in transaction outline, we will acquire 70% of fully diluted Sprint shares and the acquisition of existing shares is ¥946.9 billion.

In addition to that, we’re investing in new shares that will be ¥624 billion of the new share, in total, ¥1,570.9 trillion. It’s a little bit complicated so let me explain one by one. So existing shares, the shares are held by existing shareholders, and we reached ¥946.9 billion will be acquired. On top of that, ¥624.0 billion new share to be issued by Sprint and will subscribe the new shares.

And the unit price per share for the existing shares, it will be $7.30 per share. For new shares, our share price [ph] laid out (8:58) before. This announcement was made that the registered market price, which is equivalent to $5.25 per share for these new shares.

So basically for new shares that we are going to be equals to or similar to the market price and those shares acquired from the existing shares that we put a premium on top of that and we will acquire those. And that payment in total is going to be ¥1,570.9 trillion and that will be the 70% of fully diluted shares.

And acquisition financing is coming from cash on hand by SoftBank and also debt. Last Friday, since Last Friday to today, our equity market – in equity market, SoftBank shares has been showing the big changes and there that I have a message to SoftBank shareholders.

There are three points. First of all, no equity financing used for transaction. As I mentioned earlier in the previous slide, acquisition financing will be done by cash on hand and debt. Therefore, there will be no issuance of new shares by SoftBank or the convertible bonds and so on. So again, no equity financing used for transaction. So no dilution at all. So it’s going to be only in cash.

Second of all, [indiscernible] (10:45) increased dividend because of other shareholder return. We announced that we will enhance our shareholders’ return and we are not going to change that dividend policy. Third of all, the debt will be increasing as a result of this investment in this transaction but like we did for the acquisition finance of Vodafone K.K., we are going to continue to focus on early net debt reduction.

Now, about SoftBank’s market cap, it’s being worried about by a lot of shareholders because our share price plunged. As of today, SoftBank’s market cap is ¥2.5 trillion and that includes the – our stakes – the value of our stakes in Yahoo! Japan, Alibaba Group, and other listed companies. Alibaba recently financed equity – excuse me, Alibaba Group recently made equity finance. And so with that in mind, we have nearly ¥6 trillion worth – excuse me, ¥1.6 trillion worth of value in our Internet companies and in our group. So if we exclude that from our total market cap, our current telecom businesses market value is ¥0.9 trillion. And if it is compared with the EBITDA, then the multiple is just one time, which is one of the lowest multiple compared with other telecom operators in the world. So considering that, our company’s value should be bigger than that.

In my presentation, I’m going to use the word EBITDA, which is a keyword, so I’d like to take time to explain what is EBITDA. In Japanese, the EBITDA means operating income before depreciation and amortization. In Japan, M&A is not one of the strategies actively pursued by Japanese companies. When we acquired Ziff-Davis, many people said that the growth through M&A is not the right way to grow company, but actually M&A is not unusual today. But when going on to the M&A, usually the – especially the international M&A, EBITDA is taken into account. EBITDA is EBIT or operating income plus non-cash expense, including depreciation and amortization of goodwill as a result of acquisition of a company.

Depreciation and amortization, they are non-cash expense, no cash-out involved. So when it comes to showing company’s value in Europe and United States, EBIT is one – only one measurement to value the company. In other words, it’s a global earnings and evaluation standard. So I’d like [ph] the journalists (14:46) in Japan and investors in Japan to understand what EBITDA is.

Now, I’d like to talk about U.S. market opportunity. Well, in Japan, 140 million users are in the market. But in United States, the mobile subscribers numbered 350 million. So U.S. market is larger and growing. But there are other commonalities among U.S. and Japan. First of all, the smartphone is becoming the core of mobile communication and United States is world – global biggest smartphone country in terms of smartphone adaptation.

And next, ARPU or average revenue per user. Average revenue per user per month is, in United States is, ¥4,454 and in Japan it’s ¥4,330. And as you can see on this chart, the ARPU in United States and Japan is by far higher.

Another thing, postpaid-based business model, Japan – postpaid ratio in Japan and U.S. are by far higher than other countries as you can see. And why? Because Japan and U.S. are one of the most – have one of the most of its [ph] steady (16:36) credit environment in Japan. However, there are some issues about U.S. market when it comes to mobile industry, for example, the slow network speed. Many Japanese people start complaining about the slow network speed when they’re using mobile phone or smartphone. But as a matter of fact, Japan’s network provides one of the fastest service in the world. The network speed enjoyed by U.S. consumer is about half of those enjoyed by Japanese consumers.

Another thing. In United States, the two top players are dominating the market. It’s a [ph] dual-politic (17:33) market. So I’d like to describe U.S. mobile market by saying it’s a large market with rapid smartphone growth and it’s with high ARPU and postpaid ratio, but the network speed is slow and the market is still politic. But which means, for a challenger like us, the market is offering compelling market opportunity maybe what SoftBank has went through, had gone through so far in Japan can be utilized in United States. So once the SoftBank and Sprint form a strong partnership, what would happen?

Now, I’d like to invite the CEO of Sprint, Mr. Dan Hesse. Mr. Hesse is going to give you the overview of Sprint.

Unverified Participant

Okay, thank you. Yes, okay. This is the [indiscernible] (18:52).

Daniel R. Hesse, President, Chief Executive Officer & Director, Sprint Nextel Corp.

Thank you, Masa. And it’s a privilege and pleasure for me to be here in Tokyo on this very historic day. Some of the slides are a little wordy, too many words. We have lots of American lawyers and their core competency is adding words to everything. But let me give you a little bit of a background on Sprint.

As Masa said, we are the third largest U.S. wireless carrier. The wireless market in the United States is a fairly large one, about 330 million. Oh, I’m sorry. Oops. I’m still l learning. So about 330 million customers, about $170 billion of annual revenue. The postpaid business, like in Japan, is much larger than any other parts of the wireless business, but it’s not as large as it is in Japan. Roughly 70% of the customers in the U.S. are postpaid customers, but they bring in almost 90% of the revenue. So we are the third largest postpaid company.

We also have a significant amount of prepaid. We have the number two position in terms of prepaid customers, number three in terms of revenue. But I will say even though we’re number three, we are still a distant number three from the two large competitors, AT&T and Verizon.

But what I can say is that Sprint is number one in the U.S. industry in terms of revenue growth and also number one in terms of ARPU growth, average revenue per user. As a matter of fact, this past quarter, Sprint set an all time record for any wireless company in the history of the United States in terms of year-over-year improvement in ARPU. And you can see it on this chart, at the bottom you see the yellow line, where Sprint is ascending at a pretty rapid pace.

Now, it wasn’t always this good. I took this job right at the end of 2007, in the final weeks of December. We called it almost catching a falling knife. And that – at that time not only were all of Sprint’s metrics declining, but they were declining at an accelerating rate. So we set off on a course to turn the business around, long term course. And right now, we’re in what’s called phase two, the investment phase. But the first four years were what we call phase one, the recovery phase.

We needed to improve the brand. Our brand was ranked last of major U.S. wireless carriers in every ranking. We needed to reverse subscriber trends. We were losing a million postpaid customers, net customers every quarter. We needed to grow revenues. Revenues were declining and again declining at a more – an accelerating rate. We needed to eliminate costs, because the cost of the company, the cost structure, was based upon a company with a lot more customers and a lot more revenue so we needed to focus on the cost structure.

And we needed to conserve capital, because we were managing two networks and we knew we would need to invest in a very expensive project to consolidate those two networks into one network, because we have fewer customers than either AT&T or Verizon, but while our competitors have all those customers on one network, we had them spread over two. So we were at a significant financial disadvantage.

So now we are entering the investment phase and the two big areas of investment for Sprint are first of all a project called Network Vision, which is the modernization of the network where we’re building a world-class platform that brings forward – and I’ll talk about this a little bit later as well. But brings 4G to market, gives us a better 3G experience, and helps us eliminate the expensive duplicative iDEN network. In addition, there’s an additional investment in the iPhone, which we began carrying right at the end of 2011.

And the U.S. financial system, in terms of revenue recognition and costs, is a little different than it is in Japan. We take the full hit of the subsidy the day we sell. So we have a lot of dilution, economic dilution from these two big investments in 2012 and 2013 where the benefits from these investments are smaller than the upfront expenses. But by 2014, both our Network Vision and some of the other investments like the iPhone will begin to see margin expansion because the benefits from those investments will be larger than the investments, and we expect Network Vision to be concluded sometime in 2014.

So for four-and-a-half years we have maintained the same three consistent priorities in the company and every single internal and external meeting that I’ve conducted since I’ve started the job, I’ve talked about those three priorities and this meeting will be no exception.

The first among equals, if you will, of those three priorities is the customer experience. The next two are brand and cash. Everything comes from the customer experience. What we started to do at the beginning of 2008 in focusing on the customer experience is we tried to figure out why was our customer service so bad, why were customers angry, why was it costing us so much to serve customers?

We took an extremely analytical, quality, call it Deming-like approach, to analyzing why customers called us. We got reason codes for every reason the customer was calling to complain and we attack those codes and reasons they were calling. So every single Monday morning, I went through the number of calls we had at the customer care the previous week with the entire senior team and everybody had an objective of a different line on that reason list.

So for example, if a customer is calling because the network wasn’t working properly, I held the head of network accountable for reducing the calls to care for network reasons. If the customer called because they thought the bill was too complex, I held marketing responsible for reducing that. And every employee in the company was measured and paid on reducing calls to customer care; everybody in the front line, anybody in the mailroom, my assistants, me, everyone, the same way.

Well, we’ve reduced those reasons and calls to care substantially and it’s born out in terms of third-party research in terms of the United States market on customer satisfaction. Every CEO in the U.S. waits each year for when the American Customer Satisfaction Index is sent out and made public. It’s the largest, most comprehensive, most well respected analysis of customer service in the United States.

We were dead last in 2007, in 2008, in 2009. We moved in to third place in 2010. In 2011, we tied for first, and in 2012 we’re in first place all our by ourselves in terms of the wireless industry. But even more importantly, in the latest survey, Sprint is the most improved U.S. company, period, across all 47 industries studied in the United States in customer satisfaction and the only U.S. company in any industry in that period that went from last place to first place in their industry and customer satisfaction.

Perhaps a better known third-party indices, because it’s what consumers seek, because it’s what used in a lot of advertising, it’s what’s called J.D. Power. All three of our major brands, Sprint, which is our postpaid brand, and our two pre-paid brands, Boost and Virgin, all currently carry J.D. Power awards for excellence in the customer experience and we’ve just won our third consecutive one with Sprint.

Another way of looking at the brand is what we call the Net Promoter Score. As the U.S. market gets more penetrated, that is there’s less organic growth, switching becomes very important and word of mouth becomes extraordinarily important in terms of what’s going to be your share position quarter after quarter, year after year.

So we look at what’s called the Net Promoter Score. The Net Promoter Score is widely considered – there are many measures of brand, but perhaps the most important in terms of future indication of what you might expect to take place in the market. And what the Net Promoter Score is, it takes your promoters, it takes customers who are really positive, let’s say about Sprint, and it subtracts the customers that are negative. That’s why it’s a net number. It’s people that love you minus people that don’t like you.

Our number was negative for a long time. We had more detractors than those who were positive, but we’ve seen a steady increase in Net Promoter Score. And we’re now number two in terms of the absolute performance there from dead last, but we’re the only company that consistently improved quarter after quarter, year after year.

So in the last quarter, we were the only U.S. carrier to show an improvement both sequentially and year-over-year. And, of course, the other way you show the strength of a brand isn’t just subscriber growth. And the Sprint brand, Sprint postpaid, has added on a growth-rate perspective in terms of the number of postpaid customers, it’s the only one with a double-digit growth rate. It’s number one in terms of growth rate of postpaid customers.

This is another way of looking at our customer growth history. The company was growing nicely. Then right at the beginning of 2007, we began to see that decline in the number of customers that I described, 11 consecutive quarters of decline. But now, we’ve had nine consecutive quarters of growth and we set an all-time record for the company in terms of the number of customers that we have at Sprint at just over 56 million.

Now the brand has a number of attributes. Obviously, the customer experience is very important in building the brand so is innovation, and so is what we call corporate social responsibility. And we’ve really focused on green. I believed in it for a long time. One element of my life that was perhaps, very important in this regard for me as I spent five years living in the Netherlands, which is a coastal country with half of the country under sea level, and you began to take these issues like global warming very, very seriously.

So every year, Newsweek publishes its one edition a year and as the new one’s supposed to be coming out in a few weeks, so we’ll be waiting to see where our ranking is. But they come out with an issue where they list America’s 25 greenest companies. There’s only one telecom or wireless company who makes that list, and Sprint is there at number three. We’re also the wireless company that is recognized as being the leader by the Dow Jones Sustainability Index.

Now the third element I talked about in terms of our priorities, I talked about customer experience, I talked about brand, now I’m going to talk about cash. The way that we focused on improving our expense position and our cash position was focusing on the customer experience. For some, it’s counterintuitive that good customer service costs more. But as you see here, we’ve reduced our customer care expenses by almost 50% from when we were the worst, and now we’re the best. So we were spending twice as much on customer care when our customer care was considered the worst of the industry than now because we’ve gone and fixed the root causes for customer dissatisfaction.

By simplifying the business, we’ve also been able to reduce our overall corporate G&A or administrative expenses by half, marketing and product, IT, billing, labor by roughly a third. So on the labor side, we’ve closed 29 call centers, because customers aren’t calling us anymore, and we’re answering the phone much faster than we were answering it when we had 29 more call centers. It becomes, in terms of our income statement, all of these expense reductions in terms of run rate, roughly a $5 billion annual improvement in expenses, and in our most recent quarter, adjusted OIBDA, which is very similar to EBITDA, improved 10% year-over-year and 20% sequentially.

A big element of cash, both in terms of uses of cash now and the next two years in the investment phase but hopefully will be a huge benefit to the company. After this big investment phase is over is what we call network vision. Network vision entails a number of activities. Very important one is to shut down the Nextel platform, it’s a 2G platform, second generation platform that was acquired by Sprint when they acquired Nextel back in 2005, and it’s expensive to keep that network running.

We also want to modernize the Sprint platform. There is new – [ph] uses (32:07) of 2G and 3G technology called CDMA and EVDO in the U.S. The new equipment has, not to get too technical, has better [ph] DV (32:20) game, which means that the signals go further, which improves the customer experience and reduces our roaming cost with other carriers, so for example, a carrier like Verizon. And, very importantly, it allows us to deploy 4G LTE.

So in terms of economic benefits, we can eliminate if we can just turnoff one of those networks. That’s a $1.5 billion fixed cost when we’re able to migrate the item customers off the iDen network and turn that network down. We can reduce roaming costs, operating costs, primarily energy. The new equipment is much more energy efficient, so it helps us as we try to become a greener company. And if you take a look at the cost to produce data service, we look at it as a cost per gigabyte and the cost to produce voice service, cost per minute. It reduces each by roughly half.

But a very important part of the success of the network vision project is yes, you’re going to save a lot of money by turning off those – that network but what about those customers that you currently have on that network? How are you going to keep them? And as I’ve mentioned, by focusing on the customer experience in the first four years, we’ve reduced churn or what we call deactivations. Deactivation is a customer basically leaving, and we’ve been able to reduce that on the iDen network by two-thirds from 2008 to 2011. We were losing about 3.3 million customers a year that were de-acting in 2008, about 1.1 million customers a year by 2011. But now that we’ve announced we’re turning the network off, customers, we’re encouraging them to migrate or leave the iDen network.

Historically, this is the recapture rate, again our market share is roughly 15%, 16%. We were getting a 25% recapture rate, so more than our fair share of customers that were leaving. But now that we also have a new feature which is part of network vision in terms of improving the 3G network, now we can put the push-to-talk capability that was previously on the iDen network on the CDMA platform so customers that enjoyed that part of the iDen experience or the Nextel experience can now get that on Sprint and we’ve increased the recapture rate from 25% before this year, up to 55% for the first half of 2012.

So we had a good start to Phase 1 and Phase 2. Again, Phase 2 began at the beginning of this year. So I’ve talked about the accomplishments of Phase 1. We’re now in Phase 2, and there could not be a better time for us to have this infusion of capital into the company during this investment phase, because it’s going to open up opportunities for us both internally and externally in terms of growing the business during this investment phase where the company is financially constrained because the size of the investments that I’ve described.

And then, as I mentioned earlier, we expect margins to begin expanding in 2014 and beyond when the huge diluted impacts of the heavy investment in 2012 and 2013 on Network Vision and the dilutive impacts of the first few years of peering the iPhone are behind us.

And finally, the transaction benefits, this creates the partnership with SoftBank. The financial infusion gives us again opportunities internally and externally that we haven’t had since I’ve been here at Sprint almost five years and particularly in this phase which is the most constraining financial phase we’ve had in our history because we had the expenses associated with Phase 2. This is pro-competitive and pro-consumer in United States because it creates a stronger number three to compete with the duopoly of AT&T and Verizon.

What has perhaps impressed the Sprint Board of Directors more than anything else in this overall transaction is the ability to partner with SoftBank and to learn from SoftBank and from Masa in terms of all the things they’ve done in this market and with other investments. But when we look at what SoftBank has accomplished in Japan, with the number three carrier, it’s something that we can learn from, a terrific track record. And we can also learn in terms of deployment of technologies like LTE, which LTE TV, which SoftBank has already implemented, we’re hoping to implement in the United States.

We also believe of all of the alternatives that Sprint has, this also provides the best path to grow shareholder value for the Sprint shareholders. It provides a premium to those shareholders in terms of cash for a significant portion of their shares but perhaps more importantly, it provides an opportunity for them to participate in a much stronger, better Sprint.

When I first started talking to my employees almost five years ago, everybody was worried and we were worried about just surviving. As I mentioned, all the metrics were moving in the wrong direction and I was asked from – by employees and have been asked regularly, what are my goals for the company. And my goal has always been the same and that’s to create the best wireless carrier in America. I believe, without question, that we are going to get there and the catalyst to get there is the – our partnership with SoftBank. Thank you.

Unverified Participant

Thank you.

Unverified Participant

Thank you, Hesse.

Unverified Participant

Thank you, Mr. Hesse for your presentation. So SoftBank and Sprint forms a strategic partnership and that leads to a stronger growth of Sprint. As Mr. Hesse mentioned, Sprint is turning around its business. Net addition has been growing for the past 18 months. Until then, the company lost 1.3 million users in the quarter but right now, the company is recording 1.6 million net additions or 0.5 million net addition in a month. So the trend was reversed totally.

And also, the company’s customer satisfaction level is improving rapidly. Also, the ARPU recorded by Sprint is growing rapidly and steadily and the gross rate is, by far, larger in the United States compared to other carriers, so the number of net addition is increasing and the ARPU is increasing as well.

As a resulted, adjusted OIBDA in quarter, actually one year ago, it bottomed out and then, since then, the adjusted OIBDA is on the growth track. As a result, share price is also turning around. Last year, October, at the time of launch of iPhone 4S, around that timing, share price has been hitting the bottom and improving and now showing twice as much of share price in the year with itself and also a lot of the investors are evaluating Sprint once again.

So Sprint itself is making recovery to investment phase and going to the margin expansion. So now, in the phase of the investment and there, that the way SoftBank is coming in that is a time, right time that is expecting to have an investment and becoming bigger and that’s the kind of timing that we have offered the acquisition. As a result, our [indiscernible] (41:09) capital, it is expected to be further growth.

So there are lots of things that I have mentioned, but there are two things, I believe, that the two questions I say that there are in the audience. First of that question, will this investment pay off?

So from Japan to U.S., investment from Japan to U.S., I believe this will be the – one of the largest investment amount to be made in the history. And is this going to pay off? And I’ll answer that. We are confident about that.

And why we’re confident? I’ve mentioned earlier, because Sprint itself is already making a progress and the recovery is already in progress. So that Sprint is making a progress already, recovery already, and on top of that we are going to put the two things in Sprint, one is capital, one other thing is strategy and those that we believe create enhanced competitiveness.

And when it comes to capital, I’ve mentioned earlier in the previous slide, this time about 40% of ¥1.5 trillion is going to be used for the new capital, so that cash is straightly going into Sprint. The remaining 40% is going to existing shareholders to acquire their shares. But the total of 40% – 60% is for the acquisition of existing shares, but the 40% is used as a new capital into the Sprint. And these are the use of proceeds for this new capital. One is network enhancement, second is the strategic investment, and also the strength in balance sheet. So those – from those three point of view, that new capital is going to be used.

So to make a competition, you have to have a money for that. And this money, you’ll be able to buy tools or weapons for the battle. So from that sense SoftBank is providing money for that. And another contribution that SoftBank is making is the group synergy. One, smartphone. I believe that we have a know-how of customer acquisition through the smartphone that can be utilized and also LTE strategy, I believe, the most fastest, effective speed realized in Japan can be also used in Sprint and that can be a good contribution for that. And [ph] attributable (43:57) is the proven turnaround track record we’ve been making a several turnaround and that know-how can be utilized.

And coming back to the first point, smartphone number one. SoftBank compared to DOCOMO, AU, our competitors, we have started the introduction of smartphone earlier than those two and penetrate the smartphone users. As a result, net additions was number one for five consecutive periods. And along with that that revenue profit is also making better and this know-how for the smartphone fully utilized by Sprint.

And second of all is the effective mobile speed. Now we are entering into new stage of the era. So the connectivity is not enough but – and also from the telephone I should say rather using devices of Internet machine, So smartphones, tablets, those are the smart – Internet machine, I will say. So then the speed is everything for Internet machines. So it’s very key to have a speed in those smartphones and tablets. And us, we are the one that established the best – one of the best networks for the speed for utilization of the smartphones and tablets.

And here in average of downloading speeds measured in – across the major cities and based on the third-party survey that we are the fastest amongst the competitors. So having customer base in the – maintain high ARPU and also providing the good speed as a result that we have a highest growth rate in terms of EBITDA – EBIT, excuse me. So the growth rate-wise, it’s highest and the EBIT-wise, we are in number two. So ARPU profitabilities, those that we are showing the highest growth rate.

One of the example of the turnaround, I will say, fixed line business which was made from the acquisition of Japan Telecom. So once acquired, we made a big deficit. But after then that we made a big profitability and making consecutively. Also growth rate-wise, I believe, we are very – one of the highest growth rate in terms of fixed line business in the global market.

Another example for the turnaround is the mobile. We acquired Vodafone K.K. for the mobile because it was making a straight drop in the operating income. But after SoftBank’s acquisition, it has made six times of the growth. Through the [indiscernible] (47:00) of Willcom, as you know, Willcom has bankrupted. But after joining into the SoftBank Group, number of users dramatically turned around, and now hitting the record high number of subscribers in every month, making a net additions increase.

So we made three turnaround cases already. Those three companies are a so-called three brothers of deficits in the past. So they are falling down. And the employees lost their confidence, customers also losing their faith. So from that position, after joining into SoftBank Group, they – those all three have made a turnaround. So we made that three times. So probably we should be able to repeat the fourth case as well.

If we only had one experience and then that it could be just a coincident, but we have made a three times of turnaround, which is the enterprise culture or we can say this is our know-how to make a turnaround. And also, on Sprint, as mentioned earlier, it’s already making a recovery in progress, and showing the improvements already in the various angles. So it’s already making such progress and on top of that, that we are joining to work together and generate a synergy together.

So having two companies together, the number of purchase of smartphones, number of sales of smartphones, we are going to be one of the biggest in the global market. And I believe we’ll be able to have a tremendously big numbers of purchase in smartphones compared to the other operators as well as the network vendors or network equipments by having – we’re being using the same network vendors which is Ericsson, and the volume of the purchase can be one of the biggest in the market.

And in terms of smartphone, because we have both iPhones and also Android as well, it’s coming one after another in the market then I believe high-end, high-class Android smartphones can be also obtained in the market.

In addition, we have a know-how in the turnaround and that can be another synergy elements to be utilized in Sprint. So as a result, not only making a progress by itself, but also by having us joined, then we can show the accelerated growth with SoftBank.

And this chart that I wanted to show, this is a little bit interesting I think. On your left-hand side, SoftBank, on your right, there is Sprint, the current Sprint. So SoftBank right after the acquisition of Vodafone K.K. and the Y-axis is the EBITDA margin. So operating income before the depreciation and how much percentage has been profit. In the X-axis is the subscribers’ number, usually number of customer base.

If you have a bigger customer base and you have higher profitability in the infrastructure business, so that the more customer you have, the more profitability you’ll be able to enjoy. But the SoftBank is in number three players in the Japanese market, so we are in very end, so that profitability was low. And the same as the current Sprint, but six years later, SoftBank’s EBITDA margin have increased to 40-some-percent.

This is the level equivalent to Verizon and AT&T or even more than Verizon and AT&T, which are the competitors of Sprint. So scale wise SoftBank is still small. But in terms of EBITDA, we are about to catching up with Verizon and AT&T. And even compared with our competitor KDDI and DOCOMO, we already become number one in terms of EBITDA margin. As mentioned earlier, usually, customer base you have [ph] less (51:25) customer base, you have [ph] less (51:26) profitability. However, SoftBank, we have already have more profitability compared to DOCOMO, which has a much larger customer base [ph] than us (51:39).

So compared to Verizon and AT&T in the United States, that the customer base is less, but the profitability is coming very much close and catching up. From that sense that we can say number one mobile EBITDA margin. But the Sprint, current Sprint EBITDA margin is relatively low. But having two companies together and creating the synergy, also enjoy the volumes purchase and so on then that I am expecting that we’d be able to see the big growth in Sprint in the EBITDA margin as well. As a result, I believe that we had very good timing to decide the acquisition of Sprint so that we’ve been already – so I believe this was very good timing of the milestone that we have decided to have the strategic acquisition.

And the second question, this transaction involves the largest financing in Japan that leads to another big debt in Japan. Looking back the history of SoftBank, actually, the SoftBank took a risk of invest – making investment by borrowing money and we repeated that many times. So I think many shareholders and many people become worry about what would happen with this additional debt. Now, can we repay the debt? Yes, we are confident that we can repay the debt.

For the acquisition of Vodafone K.K., the SoftBank made the biggest borrowing of the company’s history, but that debt has been reduced by more than half. At the time of borrowing for the Vodafone acquisition, we submitted lenders a repayment plan, which is that we are going repay the debt in 10 years. As you can see in this graph, the dotted line shows our repayment plan. But a lot of people said that the SoftBank would not be able to deliver the promise, but actually, we repaid the debt ahead of schedule. Actually, we repaid the full amount of the loan last year. So we delivered the promise to the lenders or the syndicate banks.

Now SoftBank’s credit rating has been improving, and last year, we got our highest rating ever. With this announcement, maybe the SoftBank’s credit rating will be downgraded, but I expect that the rate of decrease of credit rating will be smaller than what we saw at the time of Vodafone acquisition.

Why? When we acquired Vodafone K.K., the net debt divided by EBITDA, EBITDA, which is the operating income plus non-cash expense to net debt EBITDA multiple, back then was 5.6 times. EBITDA was ¥0.53 trillion, but the net debt was ¥2.97 trillion. So the debt – so leverage was 5.6 times. But this time, for this transaction, the net debt EBITDA multiple is 2.7 times, so the leverage is about half, meaning that we are now grown up. We don’t [ph] stretch the scene (56:10).

The 2.7 times multiple, some people would say that 2.7 multiple sounds too high. But compared with major global mobile operators, as you can see in the chart, 2.7 time is not very high. At the top you see the multiple at the time of Vodafone acquisition. So – but that’s an exception. Compared with other major global mobile operators, our multiple is not so high.

And compared with major Japanese companies like the Japanese automakers, trading companies, the big three trading companies and Japanese automakers, steel companies, Bridgestone, big names, but their net debt EBITDA multiples are higher than that of SoftBank.

Some people say that SoftBank would go bankrupt because of that new debt, but just looking at the net debt to EBITDA multiple, ours is not so high, because right now the SoftBank is not that of six years ago. SoftBank is a company that is making profits.

Now with this transaction, the SoftBank gained the dual growth engine, SoftBank and Sprint. Some people is wondering Sprint is heavily indebted, but we are going to invest in Sprint in the form of new shares. So after the investment, the new Sprint net debt to EBITDA will be just 1.x times, maybe less than 1.4 times, less than 1.4 times. So their balance sheet improved significantly.

Some people are wondering that Sprint may be needing cash, but actually the Sprint net debt to EBITDA multiple will go down to the lowest in the company’s history because of the investment through this transaction. So some people are wondering that Sprint will need more financing, but actually that worry is not necessary.

For the past 30 years, as you can see on this chart, the SoftBank revenues has been growing regularly, but with this transaction, the total revenue – consolidated revenue will be ¥6.3 trillion, which is by far larger than that of DOCOMO.

And consolidated EBITDA, with this transaction, the EBITDA – consolidated EBITDA will become ¥1.4 trillion. Many people will still remember when the Yahoo! BB made a huge loss and SoftBank Group was on the verge of bankruptcy. Many people still believe that, yes, we made – we are making a big borrowing, but actually we are not what we were – what we used to be today. With this transaction, the SoftBank consolidated EBITDA will be $18 billion. And by comparing with our competitors in terms of revenue, DOCOMO’s and KDDI’s revenues remained flat for the past six years.

But when it comes to subscribers, is SoftBank larger than KDDI if we include EMOBILE or if we include WILLCOM subscribers? Is SoftBank larger than KDDI?

Well, is SoftBank exceeding KDDI? Well, actually, with this transaction we announced today, the consolidated revenue will be by far larger than our competitors. So mobile revenue of SoftBank with this core transaction, we’ll be ranked number third in – globally. So, let’s start discussion of global market, not the Japanese market. So we don’t care if SoftBank is ranked second or third in Japanese market, but we’d like to talk about our position in the global market. So how about subscribers? Are we exceeding KDDI or not?

Look at this chart, subscriber-wise, we exceed DOCOMO and au. We’ve expanded U.S. and Japan customer base. So combined total of Sprint and SoftBank, the subscriber – our number of subscribers is ranked number three.

I’d like to wrap up today’s presentation. First of all, with this transaction, we will become global number three mobile operator in terms of revenue. Second of all, there is a compelling market opportunity in United States. And complementary smartphone and LTE strategies. And we could use the same – our common equipment and handset in Japan and U.S., so we can enjoy the synergy impact.

And number four, enhanced Sprint financial strength and competitiveness. As I mentioned earlier, our net debt to EBITDA multiple is going to be one point sometimes, so it’s going to be very clear and good balance sheet. As a result, that is going to have a better and competitiveness.

And number five, SoftBank’s proven turnaround and debt repayment track record. We have already experienced the three turnarounds so far, so that knowhow can be also utilized. And also – even though that we have a big debt but we’re going to have debt repayment. And, lastly, significant value to both companies’ shareholders.

So last Friday and here today that we have a big share price down because of the [indiscernible] (01:03:39) debt and then probably there’s a concern over the market about equity finance possibility and that must be the concerns [ph] of au (01:03:49). But in other words, from the lenders’ point of view, last time at the Vodafone acquisition, the interest rate was about 4%. But then this time, one point some percent. So that – from the lenders’ banks’ point of view, they are the most sensitive people regarding risk. So those most sensitive people about risk that they give us at one point some percent of the interest rate, instead of 4% in the last time.

Last time, it was really a difficult time to do the borrowings, but it’s actually only the 10 days that we have this – have cooperation from banks or that the banks are asking even [ph] years (01:04:36) more. Are you really enough – having enough? So that was the question that came from banks. But we said, yes, that’s enough, so you don’t have to give us anymore.

So that was a kind of the level, so that how much sensitivity are there about the lending and those experts in the banks actually give us – give the feelings of safety about SoftBank. I believe that that those investors who are aiming at up-size, I believe this is a buy timing. If you don’t buy now, when? That’s the kind of the question that I would like to make to you.

And lastly, I would like to have a message. So there are many things that I would like to put aside but I would like to send a message to users in what kind of advantage or abilities that users would be able to enjoy. We will be providing cutting-edge smartphone and advanced network. And also – are utilizing this world-class scale of merit that we would like to enhance the competitiveness that will lead to the service improvement and also lead to the price competitiveness. So reasonable and better service and products that we would like to provide to both customers in U.S. and customers in Japan as a result that we would like to make a lifestyle innovation through mobile Internet. So customers in U.S. and Japan that I would like to make them happy. So that’s the company that I’m aiming for.

SoftBank and our new Sprint, so we would like to do our best effort to make that happen. So those people who don’t like risks that I would like to tell you that we are taking risk here and we are taking risk to become the world-class operator so that we would be able to make our customers in U.S. and Japan happy and a big lifestyle innovation.

That’s all for my presentation. Thank you very much for your attention.

[Foreign Language] (1:06:56 – 1:06:58)

So now that we would like to have some photo session. Please be prepared. And then, would you please come to the center of the stage please? And please come to the center of the lobby.

Unverified Participant

[Foreign Language] (1:07:16 – 1:07:24)

So, people with still cameras, would you please try to not cover in that video cameras?

[Foreign Language] (1:07:31 – 1:07:42)

So, from the center, please.

[Foreign Language] (1:07:47 – 1:09:58)

Thank you very much.

[Foreign Language] (1:10:02 – 1:10:03)

So, that’s all for the photo session.

[Foreign Language] (1:10:11 – 1:10:13)

So, thank you very much. That’s all for the photo sessions. Thank you very much.

Now we would like to move on to Q&A session. So, would you please bear with us for a while for the preparation?

Now, we would like to move on to Q&A session.

— QUESTION AND ANSWER SECTION

<A – Masa Son – SoftBank Corp.>: When you make questions, please state your name and affiliation. Please raise your hand for those who have questions.

<Q>: I am [ph] Matsura from Nikkei Newspaper (1:11:37). I have two questions. [indiscernible] (1:11:42) transaction from Japanese users’ point of view, I believe the connectivity is more important than the base – scale base. But do you think that you’ll be able to provide better connectivity to the customers? That’s first question. And second of all, you have a big debt with this transaction. Is the CapEx number will change for Japanese market?

<A – Masa Son – SoftBank Corp.>: First of all, connectivity, we have now Platinum Band – long-awaited Platinum Band has been allocated this year and starting from July that will start providing, and now that we’re increasing the base stations for that rapidly. So once a base station for this Platinum Band ready then that I am very much confident to be able to provide the connectivity – better connectivity and having a bit robust management base, which means that that allows us to have continuous investment or the CapEx. So if you don’t have money, you cannot make any investment. Of course, if you don’t have spectrum, you cannot provide service. So, but now, we have a long-awaited Platinum Band with us. So, on top of that, do we have a robust management base? Then that we believe we would be able to have CapEx enough.

And what was the question of yours? Second question?

<Q>: Are you going to change your plan for CapEx for SoftBank Mobile? Are you going to increase or decrease?

<A – Masa Son – SoftBank Corp.>: The CapEx plan we’ve been announcing in the past and the number of base stations for Platinum Band or the number of base stations for the LTE, actually, we are accelerating the schedule for those construction. Therefore I am assuming that we will be able to have a bigger size of the CapEx to be made in accelerated basis.

<Q>: [indiscernible] (01:14:04). So you will become the world – excuse me, global number three from the – from number three in Japan. That’s a great leap. But what are you aiming to be, the number one in United States or global number one? What is your plan? And in United States, the market consolidation is going on in United States. The fourth player, T-Mobile and fifth player, MetroPC (sic) [MetroPCS] (01:14:34) are in talks for negotiation – excuse me, merger. But Sprint used to think about the potential merger with T-Mobile, but is there any chance for the acquisition of MetroPC (sic) [MetroPCS] (01:14:52)?

<A – Masa Son – SoftBank Corp.>: With this transaction, the SoftBank revenue is ranked number three globally. I’m a man and I’m aspired to be number one in the world. But, of course, everything has a step – steps. And I should follow the steps. So the first step is the strategic partnership of SoftBank and Sprint. So I’d like to make this partnership a big success first.

<Q>: I am [indiscernible] (1:15:44). I have two questions. So as a previous person asked in Japanese market and for Japanese users including the connectivity [ph] with the recent (01:15:54) transaction, what kind of synergy are you expecting from? That’s the first question of mine. And, when is the starting time that you start thinking about this transaction and what’s the trigger for that?

<A – Masa Son – SoftBank Corp.>: Connectivity or speed, both of them. With this transaction, I believe that we are one of the largest base for the purchase of network equipment. So we believe that we’ll have our volume synergy from there so that negotiation power towards the network vendors and the purchase powers is going to be enhanced. Therefore CapEx for the network, I believe, they will be able to enjoy even more than before with the even more reasonable price, reasonable terms.

Of course, I don’t want to make too much excuses, but even the Platinum Band [indiscernible] (1:17:03). So this is not really the difference of the technology, anything like that, but they’re only getting a spectrum of this Platinum Band, what’s happened in this year, in this July. And after then, we are aiming to have the fast – one of the fastest pace of the CapEx. So this is just a time concerns that I am sure we will be able to compete against DOCOMO and au in terms of connectivity and speed. And also that’s the promise that I would like to make to the customers.

And to make that happen that we need to have a fund. But with this scale of the company that I believe that we will be able to have a flexibility in this fund so that I would like to keep these promises. And that’s my decision.

And the second question, when did I start thinking about this transaction? Sprint, when it comes to Sprint and [ph] the target (01:18:05) aimed at Sprint is just about a few months ago. However, at the time of acquisition of Vodafone K.K., that was six years ago, and starting from there, I start thinking that the Japanese operational environment has improved. And also we have the capability. So sometimes, that I was thinking that not only in Japan but also like to develop in overseas, so that in some way that we would like to become the – and compete the DOCOMO and au and become the global operator. So that’s something that I had been thinking the first day after the acquisition of Vodafone K.K. So that was the kind of the – then the time has arrived. The time has come, I believe.

<Q>: I’m [ph] Shibata (01:19:08) from TV Asahi. So you start with a strategic partnership with Sprint, but how about potential acquisition of MetroPCS or increasing stake in Clearwire? Is that what you are thinking about now, planning for?

<A – Masa Son – SoftBank Corp.>: I cannot rule out any possibilities. Anything could happen. Maybe we could acquire entity, but which company am I going to acquire? I don’t want to make any comment on the future and I don’t want to make any comment on when. Now, about Clearwire, there are a lot of rumors spreading, which resulting market share price, but I’d like Dan to make comment on this.

<A – Dan Hesse – Sprint Nextel Corp.>: Clearwire, Sprint obviously enjoys very good relationship with Clearwire and we are a significant investor. But there are no elements in this agreement between SoftBank and Sprint that require either party, SoftBank or Sprint, to enter into any new agreements with Clearwire or with anyone else.

<A>: [Foreign Language] (1:20:35-1:20:39)

<Q>: I am [ph] Masuno (01:20:48) from Nomura Securities. First, I have two questions to Dan and one for Masa. Network Vision turnaround, we understand well. But Sprint, starting from 2014, that you’re going to enter into the phase of the growth. And the first question, $8 billion investment from SoftBank is going to be in the loan and in investment that I believe that you’re going to be utilizing, but what is the balance between those two?

And the second question, 2012 and 2013 which is a Phase 2, during this time are you going to use all of those – or execute all of those [indiscernible] (1:21:27). That’s two questions for Dan.

And to Masa, smartphone strategy, and LTE strategy that you mentioned earlier in the slide. So when it comes to smartphone, I believe that iPhone is popular in U.S. and the Sprint is a latecomer for iPhone. And is that going to be like a zero-yen type of handsets and to be sold in the market? Are you going to change the scheme of the sales of the handsets?

And the second about the LTE strategy, if TD-LTE by Sprint, I believe, is the same way as AT&T and Verizon, but are you going to make any differentiation. I believe TD-LTE is going to be the one that can be the good differentiator. So what is your plan for TD-LTE? So that’s the two questions for Mr. Son.

<A – Dan Hesse – Sprint Nextel Corp.>: Well, I’ll start. Thank you for the question. The $8 billion comes in two phases. The first $3.1 billion is in the form of debt actually. It’s convertible. It’s a convertible debt security that is available immediately for use at Sprint and the additional $4.9 billion would come in the form of equity assuming we get shareholder and regulatory approvals when the deal is completed.

With respect to use of the proceeds, we will use those proceeds in whatever ways we think will maximize shareholder value. It could be internal investments, external investments. It could possibly be to retire our debt and reduce our interest expenses. There are a variety of ways that it could be put to use and we’ll make those decisions at a later time. But you’re also right to point out that we expect the Network Vision program to be complete in 2014.

<A – Masa Son – SoftBank Corp.>: As I mentioned, Network Vision – this is a healthy strategy for them is going to be finished within this year and the next year. So, after then, of course, depreciation – those that – network equipment depreciation used in Nextel is now enhanced and they bring you forward so that that’s going to be ending so that it will make our profitability with this turnaround. So that’s something that I understand. And our use of proceeds is also going to be improved.

Smartphone sales and how to get net additions. I believe that there are lots of schemes, I believe, being implemented in Japan. Of course, Sprint by Mr. Dan Hesse that has best growth rate in net additions and also [ph] all this (01:24:32) revenue and after the iPhone launch, [ph] only that’s 12 months past (01:24:34) but those acquisition or 40% of the acquisition of iPhone is new customers. So they are increasing customer base rapidly. So there are already lots of schemes and tools. But I believe the unique knowhow’s experienced by SoftBank can be also utilized in various way and can be introduced in U.S. market as well.

And at the same time, we have net addition number one for five consecutive years, except for four months that we are in the number one position for net addition and we have pride in it so that we would like to have a several ways introduced in U.S. market.

And when it comes to LTE network technology, there are lots of technologies available and we are always seeking to it and studying to it. And also there are knowhow for the variety of the technology. So we have realized the – one of the fastest communication [ph] speed (01:25:37) in a global market. So I haven’t – I don’t pick any of the technology to choose for now because that’s related to our strategy. But we have prepared many options now.

<Q>: [indiscernible] (01:25:56) Asahi Shimbun Newspaper. You talk about knowhow or expertise. How are you going to deploy your knowhow in Sprint? Mr. Son, exceeding DOCOMO, what does that mean to you, so knowhow or expertise will be shared with each other among SoftBank and Sprint?

<A – Masa Son – SoftBank Corp.>: Sprint is a listed company and I’d like Mr. Hesse to remain as CEO of Sprint. But I’d like to be committed to help Sprint unlike other Japanese telecom operators which has minority stake in 14 telecom companies. We will have 70% stake in Sprint. So I will become very – I will be active in Sprint as Chairman and also I will be involved in the management of Sprint so – in order to make sure the sharing of expertise and know-how.

<Q>: Let me repeat the question. What do you mean by to exceed DOCOMOs?

<A – Masa Son – SoftBank Corp.>: I’m a man and I think that every man wants to be number one. Men wants to be number one not number two or number three. I don’t want – I don’t care if I’m number second or number third. I aspire to be number one. And I want to be number one eventually. So within 10 years – when I said in the past, I would – my company would exceed DOCOMO in 10 years, and that I still have that determination today.

<Q>: [ph] I am Ikami (1:28:14) IT Journalist. About the acquisition financing. So you said that the cash at hand and debt to $20.1 billion. So what is the balance between those two? And syndicated loan, so you’re going to have a bridge loan, which is mentioned in the material, but 1-point-some-percent you mentioned the interest rate, is this interest rate for the bridge loan or the permanent loan?

<A – Masa Son – SoftBank Corp.>: 70% investment in shares and the amount that we’re going to pay for that is $20.1 billion. And the financing for that we have ¥700 billion cash at hand. And on top of that, we have a bridge loan, which is equivalent to the full amount of the financing committed by the bank groups.

And today, just earlier, we have official commitment made by the bank group, the $20.1 billion, actually the amount exceed that amount as an offer. But this time, we don’t need that much, so that using the cash at hand and also debt and structure the bridge loan of ¥1.5 trillion. And that interest annualized [ph] rate is (01:30:01) one-point-some-percent. Permanent loan is going to be structured few months later, and I don’t expect too much higher interest rate for that either.

<Q>: ¥1.5 trillion is a bridge loan, is that right?

<A – Masa Son – SoftBank Corp.>: Yes.

<Q>: Thank you very much.

<A – Masa Son – SoftBank Corp.>: And cash at hand, we have ¥700 billion so that we have enough cash at hand are also reserved. It’s reserved, but there are some coverage that we may have to do the additional investment anything, but we don’t have any plan for that at all.

<Q>: From the Wall Street Journal.

<A>: Yes.

<Q>: I had two questions. One, basically, about the deal structure, why did you structure the deal this way? I was hoping both of you can answer that. Why didn’t SoftBank take a full stake, 100% stake, and instead choose for the 70%? And as part of that, what if 100% of Sprint shareholders want the premium, how would that 70% be allocated?

And my second question is, so, Son, you said that you see an opportunity to repeat what you did in Japan in the U.S. If that’s the case, here you did a – kind of one of the things you do was consolidate smaller players in the market. Certainly there’s some smaller players, the fourth and the fifth player in the U.S. market. Do you see that as an opportunity as well?

<A – Masa Son – SoftBank Corp.>: Hi. Well, first of all, I’d like to talk about the structure, deal structure. There are many other options we considered, including TOB, but this – for this deal, we are going to establish a new company. And we are going to invest 20 – out of $20 billion, $3.1 billion will be invested in the form of convertible bond first, and the remaining – the remainder, which is $17.1 billion, will be paid in cash that goes to the new company.

And that new company and the Sprint will be merged. After the merger and from the merged company, merged new company, existing Sprint shareholders will receive about $12.1 billion in cash, and the remaining amount will remain as a consideration for the new share to be issued by the new company.

Instead of seeking for tender offer, the structure we formed/designed will be the sure way for us to have 70% stake in Sprint. That’s why we decided the structure we announced today. Having 70% stake – so from the syndicated banks if we make additional investment many times in Sprint that would give rise to concern by lenders. So Sprint will remain listed in New York Stock Exchange so the Sprint will continue to finance from the market or lend from U.S. banks in United States.

Taking that into account, Sprint will remain listed. So considering that instead of acquiring 100%, we’d rather want to have 70% stake, and 30% of the share will be held by existing shareholders in United States. And I believe that U.S. market is open and a fair market which is uncomparable. And Sprint, as a listed company, will keep its transparency of business management and business. And that will be reassuring from U.S. investors and shareholders and maybe from U.S. government agencies instead of using black box like scheme. I think the deal we announced is better, more transparent.

<A>: Dan?

<A – Dan Hesse – Sprint Nextel Corp.>: I think Masa answered the question very well, but what I will add is that for us the $8 billion infusion of capital into the company in the form of both debt and equity and of course the debt could eventually become equity makes the surviving Sprint, if you will, the new Sprint, a much, much stronger company. Masa gave the figure of a debt to OIBDA ratio about 1.4 times. The new debt to OIBDA ratio of the new Sprint is very similar to AT&T or Verizon, so it gives us that same kind of balance sheet.

Secondly, I think to answer your question with respect to the investors, assuming all of the investors elect for the maximum level of cash that they can get, it should be a little bit over 55% of, let’s say, their shares or share value they would get in the form of cash. And roughly 45% they would get in the form of stock in the new Sprint.

<Q>: Second part of the question [indiscernible] (01:36:29) consolidation?

<A – Dan Hesse – Sprint Nextel Corp.>: What specifically about consolidation?

<Q>: Son also said he can repeat what he did in Japan. One of the big things he did was to consolidate the smaller players into SoftBank. Whether he sees an opportunity to do that in the new Sprint SoftBank?

<A – Dan Hesse – Sprint Nextel Corp.>: Well, what it clearly gives Sprint, fist of all, and I’ve said this publicly many, many times. Over the long-term, I think we will see consolidation in the U.S. wireless industry. And I think consolidation outside of the big two or the duopoly is good for the industry and good for the country. So I do think that will occur over the long-term. And what this does is it gives Sprint the balance sheet and the financial flexibility to perhaps play a larger role in that consolidation sometime in the future. But I wouldn’t want to speculate on when any of those transactions might be.

<Q>: [Foreign Language] (1:37:32 – 1:37:34)

I am [ph] Kojima (1:35:36) from The Weekly. And the two questions – one, for SoftBank, synergies will be generated from U.S. market and Japan market and it’s a little bit difficult to see what the synergy will be like management integrations with eAccess, can you put a qualitative way – quantitative way?

And SoftBank is actually well-known as Mr. Son’s great leadership. But as you mentioned earlier, the Sprint is already showing the recovery and progress, and there are people from the AT&T in the past and do you think that the Mr. Son can fully utilize your governance capabilities? So to make a governance – a strong governance happen, what is your initiatives or plans that you have for the Sprint?

<A – Masa Son – SoftBank Corp.>: Management integration with eAccess, it was easy to check later synergy that is why that I have the examples of the figures. But this time, this transaction between two countries of Japan and U.S., it’s not something that we’ll be able to have a result in one day or any results from the network volume purchase or smartphone purchase price.

But at the same time, having two markets together – and we will become the world-class operator and the global number three revenue or the advanced network or the cutting-edge technology, and also variety of the content and services, and at the same time one of the biggest market and that we’re going to have some variety of options to compete against the competitors. And I myself, at the years of 16 that I studied in abroad in the U.S. and I believe that if you care about children that you have to have children facing the challenges. So that I believe one of the biggest market and SoftBank to have a fierce competition in the U.S. is not only like a [ph] soccer or a baseball (1:39:49), but I believe Japan, outside of the country, in one of the biggest markets, in having such competition, it’s even more important to have tools [audio gap] (1:40:07 – 1:40:09) volumes, way of competing compared to the battle in Japan or domestic market.

So it’s really difficult to show in figures. That could be a several trillion yen of the equivalent value that we’ll be able to generate. Last Friday, only two days, today and Friday, we have decreased market share by ¥1 trillion. So, we have provided ¥1 trillion equivalent of concerns. But when it comes back, I believe it’s going to be several times, several trillion yen will be returned I believe after our challenge. So that’s something that I would like to see us over this transaction and that’s how I am confident about it.

And then in terms of governance, in 2007 – end of 2007, when Mr. Hesse became the CEO of Sprint, but before then that I have already known him, when he was – retired from AT&T and started a new venture company and a CEO of this new venture company, SoftBank actually was an investor of this venture company and made our investment in this company. So – but then I have already known him and our management of SoftBank and then Mr. Hesse, we have well known each other. And, of course, I’ve known him since then. So we both each other, is not the first acquaintance, but actually it’s a long time ago that we have a first met. And we have already the trust relationship since then. And also, we are the professionals in this industry, both of us, and also having a very close value sharings between us, so that I highly respect him and regard him, so that when it comes to governance, SoftBank is not a minority shareholders, but we’re going to – having a 70%. And at the same time, we will have a majority Board seats that the SoftBank has the right to appoint. So, we have appointment rights to the majority number of Board seats. So that from that set of idea, we can have a clear governance there.

<Q>: [Foreign Language] (1:42:34 – 1:42:41) I’m [ph] Horikoshi (1:42:42) from Nikkei Communications. I have two questions. First, until recently, Mr. Son said that SoftBank has been aspiring to be number one in Asia and that’s why the SoftBank has invested in Renren and Alibaba. But you are going to invest so much money in United States. So it seems like you are turning the direction back to mobile communication industry, not the Internet industry. Is my understanding correct? So from Internet business to infrastructure business, why did you change your direction?

<A – Masa Son – SoftBank Corp.>: Becoming number one Internet company in Asia, well, in terms of subscribers – number of subscribers or revenue, we are already number one, I believe. And, of course, I will not slack on the efforts to stay as number one in Asia, as an Internet company.

Now, when it comes to Internet business, I use a so-called time-machine strategy. We made investments in U.S. company, Internet company. And the next five year, we made investments in Yahoo! Japan, another Internet company. And the following five years, we made investments in Chinese Internet companies. And now we are making investment in Asian Internet company. But that time machine strategy that we made a success in fixed-line Internet business world, maybe we could use the time machine strategy in mobile communication industry as well. And it’s the time to do that, because United States is one of the most advanced mobile communications market, and there are a lot of new services coming up in United States.

LTE network is a key. So far, the voice communication was the centerpiece. But right now, the data communication has become the mainstay communication business. So we would see the most advanced LTE communication network in United States. And I’ll be – I want to be part of that evolution in United States. And through this partnership, and once that happened, then maybe sometime in the future, I will start investments in the new communication network and maybe contents and other business. And once that happened, then I will deploy that in Japan and then expand to Asia. So it’s a second round of time machine strategy.

<Q>: Another question, the marketing in Sprint. Mr. Son earlier said that you would like to use their expertise of selling the product in Japanese market to the U.S. market, like selling the photo – digital photo frame.

<A – Masa Son – SoftBank Corp.>: Yes, we developed a unique product like digital photo frame. And I’d like to launch that in United States. Also, maybe we learn a lot of different things in U.S. market through our sales experience. So maybe we can use that experience in Japan again so we can import back – export it to Japan.

<A>: So, due to the time constraints, I would like to limit only to one question. Thank you very much for understanding.

<Q>: I am [ph] Tanabe from Toyo Keizai (01:46:40). One thing. So there is a control over the foreign investment from the security reason or competitiveness reason. What do you think about that, Mr. Son? And in U.S., I believe even the forecast will be going towards U.S. then that speediness in introduction of initiatives in Japan, is it going to be a very slow pace?

And I have a question to Mr. Hesse as well. So, who starts the discussion? Who bring this discussion? So probably, if there are any other competitors like a DOCOMO, KDDI, to propose the offer, or did you have an experience of discussing about this kind of transaction with KDDI or DOCOMO or other competitors?

<A – Masa Son – SoftBank Corp.>: So in terms of foreign investment, I believe the U.S. is one of the most wide opened market, from my understanding. And one of the best – least country risk, fair, free and open country in the market. Companies in U.S. is developing their businesses in worldwide and same applies that lots of the new entrants coming in and it’s already also encouraged to be as the new entrants. So, that’s the country that I see the U.S. is. So this time our investments in U.S. is something that we would like to – hope that they’re going to welcome us in a fair way and also to open the – by the U.S. government and U.S. citizens. Of course, Deutsche Telekom has acknowledged – no, sorry, they have already started the investment and also operating the business in U.S. market so that our investment is not the only one that’s going to be picked up from dozens.

And about the speed of the management, as I mentioned earlier, I did study abroad from the year of 16 and I have a lot of friend and lots of the people I know. So I don’t really feel the difference and I often fly over between Japan and U.S. At the same time communications is very much developed, Internet, video conference call. There are so many things that we’ll be able to utilize so that even that we are in the two countries – but I believe the number of going to the U.S. will be much more than I go to Osaka. So probably U.S. is closer than Osaka. So that’s how I feel about the distance between those two countries. So I believe that I’m not – the speediness of the management will not damaged and together with the cooperation with Mr. Hesse that I would like to make this things happen.

And who proposed, new question? Always I am the proposer for every time. Most of the cases, the persons who propose is me same as Vodafone, same as eAccess, Japan Telecom as well. So most of the cases, the person who propose is our side, so that’s the most of the cases.

<A – Dan Hesse – Sprint Nextel Corp.>: Mr. Son or Masa Son. See, it’s difficult for me not to call him Masa, because I’ve known him for so long. As a matter of fact, it’s the first time I’ve ever seen him in a tie. But he approached Sprint some months ago. And I can’t talk specifically about any other alternatives, but I will say that our Board considered a number of possible strategic alternatives, partners and options, and concluded that this transaction was in the best interests of our shareholders, offer the most shareholder value.

<A>: Most charming.

<A – Dan Hesse – Sprint Nextel Corp.>: Yes, definitely, most charming.

<A>: [Foreign Language] (1:51:03 – 1:51:05)

I will take one last question.

<Q>: Thank you. I’m [ph] Shinohara (1:51:12) from TV Tokyo. At the time of Vodafone K.K. acquisition, you said that SoftBank will exceed DOCOMO in 10 years, but you talk about the global number one, you said that men wants to be number one all the time. Now, what’s your next goal and do you have specific timeline to achieve the goal?

<A – Masa Son – SoftBank Corp.>: While I’m living, I will achieve the target. That’s it.

Unverified Participant

Thank you very much for your attention. That is it for the Q&A session. Thank you again.

22

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23

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint’s stockholders may not be obtained; (2) there may be a material adverse change of SoftBank or Sprint, or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint, SoftBank and Starburst II, will be available, free of charge, from the SEC’s web site

(www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or

(913) 794-1091. Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp.

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SoftBank Sprint

SoftBank / Sprint Strategic Partnership

Masayoshi Son

Chairman & CEO

SOFTBANK CORP.

October 15, 2012

3rd

in the US

Subscribers

Sprint®TM

Others

T-Mobile 10%

16%

Verizon 32%

AT&T 30%

*Source: Wireless Intelligence (June 30, 2012)

2

SoftBank

Sprint

Subscribers

111m 105 m 56m 33m

Verizon AT&T Sprint T-Mobile

61m 36m 35m 4.3m

NTT DOCOMO au Softbank EMOBILE

*Source: Created by SOFTBANK CORP. based on data from Wireless Intelligence, TCA and respective companies’ publicly available information.

SOFTBANK data includes WILLCOM data. SOFTBANK is WILLCOM’s sponsor in connection with WILLCOM’s rehabilitation under Japan’s Corporate Rehabilitation Act, and holds a 100% economic interest in WILLCOM. Data for US: End of June 2012, Data for Japan: End of September 2012 * Pro forma

3

SoftBank

Sprint

Subscribers

111m 105m 56m 33m

Verizon AT&T Sprint T-Mobile

61m 36m 39.5m

NTT DOCOMO au Softbank

SOFTBANK data includes WILLCOM and EMOBILE data. SOFTBANK is WILLCOM’s sponsor in connection with WILLCOM’s rehabilitation under Japan’s Corporate Rehabilitation Act, and holds a 100% economic interest in WILLCOM. eAccess Ltd., provider of the EMOBILE service, is the subject of a proposed share exchange transaction with SOFTBANK, whereby eAccess Ltd. is tentatively scheduled to become a wholly-owned subsidiary of SOFTBANK in February 2013, subject to certain shareholder and regulatory approvals and procedures.

Data for US: End of June 2012, Data for Japan: End of September 2012 * Pro forma

SoftBank

Sprint

Subscribers

111m 105m 33m

Verizon AT&T T-Mobile

61m 36m 91m

NTT DOCOMO au Softbank+Sprint

*Source: Created by SOFTBANK CORP. based on data from Wireless Intelligence, TCA and respective companies’ publicly available information. Refer to Page 4 for SoftBank data.

Data for US: End of June 2012, Data for Japan: End of September 2012 * Pro forma

5

SoftBank

Sprint

Subscribers

111m 105m 96m 61m 36m 33m

Verizon AT&T T-Mobile NTT DOCOMO au Softbank+Sprint

Expanded US & Japan Customer Base

*Source: Created by SOFTBANK CORP. based on data from Wireless Intelligence, TCA and respective companies’ publicly available information.

Refer to Page 4 for SoftBank data. Data for US: End of June 2012, Data for Japan: End of September 2012 * Pro forma

6

SoftBank

Sprint

Mobile Revenue (January—June)

$43bn

$37bn

$32bn

$32bn

$31bn

$27bn

$25bn

$18bn

Sprint

SoftBank Group

China Verizon SoftBank AT&T Vodafone NTT Deutsche KDDI

Mobile + Sprint DOCOMO Telekom

Global No.3

*	Pro forma

*Revenue from January to June 2012 Created by SOFTBANK CORP. based on respective companies’ publicly available information. Refer to Page 4 for SoftBank data

7

SoftBank

Sprint

Transaction Overview

8

SoftBank

Sprint

Expected Ownership Structure

SoftBank

70%

Current Sprint Equity Holders

30%

Sprint

Consolidated Subsidiary

*	fully-diluted Sprint shares

9

SoftBank

Sprint

Transaction Outline

Summary

Acquire 70% of fully-diluted

Sprint shares

Amount

Acquisition of existing shares: $12.1bn (JPY 946.9bn)

New shares $8.0bn (JPY 624.0bn)

$20.1bn

(JPY 1,570.9bn)

*Refer to the October 15, 2012 press release for details.

10

SoftBank

Sprint

Share Acquisition

Existing Shares

($7.30/share)

Sprint

11

SoftBank

Sprint

Share Acquisition

Existing Shares

($7.30/share)

Acquisition of existing shares

$12.1bn

(JPY 946.9bn)

Sprint

12

SoftBank

Sprint

Share Acquisition

New Shares

($5.25/share)

Existing Shares

($7.30/share)

$8.0bn

(JPY 624.0bn)

Acquisition of existing shares

$12.1bn

(JPY 946.9bn)

Sprint

13

SoftBank

Sprint

Share Acquisition

New Shares

($5.25/share)

Existing Shares

($7.30/share)

$8.0bn

(JPY 624.0bn)

Acquisition of existing shares

$12.1bn

(JPY 946.9bn)

$20.1bn

(JPY 1,570.9bn)

(70% of fully-diluted shares)

Sprint

14

SoftBank

Sprint

Share Acquisition

New Shares

($5.25/share)

Existing Shares

($7.30/share)

$8.0bn

(JPY 624.0bn)

Acquistion of existing shares $12.1bn (JPY 946.9bn)

Cash on Hand

& Debt

Acquisition Financing

Sprint

15

SoftBank

Sprint

To SoftBank Shareholders

NO Equity Financing used for Transaction

(Issuance of New Shares, Convertible Bonds, etc.)

NO Change in Dividend Policy

Continued Focus on Early Net Debt Reduction

16

SoftBank

Sprint

SoftBank’s Market Cap

$32bn(JPY 2.5t)

$21bn

(JPY 1.6t)

$11bn

(JPY 0.9t)

Internet Companies

Yahoo Japan $8.5bn

Alibaba Group $11.2bn

Other Listed Companies $1.0bn

Current Telecom Business

EBITDA $11.1bn × 1

*SOFTBANK’s Market Cap: end of early session, October 15th, 2012 Telecom Business EBITDA: last 12 months EBITDA

Current Telecom Business: Mobile Business + Broadband Infrastructure + Fixed-line Telecommunications

*	Non GAAP. Refer to disclaimer.

17

SoftBank

Sprint

What is EBITDA?

[Operating Income Before Depreciation and Amortization]

EBIT

(Operating Income)

(non-cash expense)

Depreciation Amortization

Global Earnings & Valuation Standard

*	Non GAAP. Refer to disclaimer.

18

US Market Opportunity

19

SoftBank

Sprint

Mobile Subscribers

350m

140m

2001 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12

Large Growing Market

*Source: Wireless Intelligence

20

Active Smartphone Users

US

China

UK

Korea

Japan

Germany

France

170m

130m

30m 30m 20m 20m 20m

Smartphone Adoption Global No.1

*Number of activated iOS and Android devices

*Source: Flurry Analytics, Active Devices during July 2012 21

ARPU

US

Japan

Brazil

Russia

China

Indonesia

India

$57.1 $55.5

$13.6 $11.9 $10.6 $4.3 $3.6

ARPU

Global No.1

*Source: Wireless Intelligence (April to June 2012)

* 7 largest countries by number of subscribers.

Postpaid Ratio

Japan

US

Brazil

China

Russia

India

Indonesia

19.6% 19.6% 15.0% 4.1% 1.6%

99.0%

78.3%

High Postpaid Ratio

(Sophisticated Credit Environment)

*Source: Wireless Intelligence (June 30, 2012) *7 largest countries by number of subscribers.

However

Effectiveness Mobile Speeds (2011)

Japan

UK

Australia

Italy

US

Germany

China

2.0Mbps 1.5Mbps 1.4Mbps 1.1Mbps

1.1Mbps

0.7Mbps

0.1Mbps

Slow Network Speed

*Source: Cisco VNI Mobile 2011

Duopolistic Market

Subscribers

EBITDA

Others

32%

38%

30%

Others

20%

44%

36%

* Non GAAP. Refer to disclaimer.

Source: Wireless Intelligence

Subscribers as of June 30, 2012, EBITDA as of FY2011

US Mobile Market

1. Large market with rapid smartphone growth

2. High ARPU and postpaid ratio

3. Slow network speed

4. Duopolistic market

Compelling Market Opportunity

SoftBank + Sprint TM

SprintTM

Dan Hesse

Chief Executive Officer

Sprint®TM

Sprint in the US Wireless Telecom Market

3rd largest postpaid carrier

(33M subscribers)*

2nd largest prepaid carrier

(15M subscribers)*

3rd highest revenues

($34B annual operating revenue)

Highest wireless service revenue growth

(8.2% Year-over-Year)*

Highest ARPU growth

(7.4% Year-Over-Year)*

US Postpaid Subscribers*

Others 8%

Sprint 14%

T-Mobile 9%

Verizon 39%

AT&T 30%

US Postpaid ARPU

$66 $64 $62 $60 $58 $56 $54 $52 $50

*As of 2Q 2012

Other Industry Subscribers based on Sprint Internal Estimates

2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Sprint Turnaround Begins in 2008

Phases of the Sprint Turnaround

I. Recovery

•Improve the brand •Reverse subscriber trends •Begin growing revenue •Eliminate costs •Conserve capital in preparation for investmen phase

II. Investment

•Build world-class network platform •Eliminate duplicative network cost structure •Focus on growth of core Sprint Platform business

III. Margin Expansion

•Expect strong margin improvement from Network Vision and continued revenue growth

2008—2011 2012—2013 2014+

Customer Experience

#1 in overall satisfaction among major US carriers

Most improved US company across all 47 industries over the past 4 years Only US company in any industry to go from last to first over the past 4 years

Sprint – Q2 2012 Highest satisfaction with purchase experience among full service wireless providers

(3rd Consecutive)

Boost – Q1 2012 Highest satisfaction with purchase experience among non-contract wireless providers

(2nd Consecutive)

Virgin – Q2 2012 Highest in satisfaction for customer care with non-contract wireless service (2nd Consecutive)

Sprint Brand Net Promoter Score

2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 4Q11 1Q12 2Q12

Independent third party study

Sprint All time high

Only US Carrier to Improve Net Promoter Score Year-Over-Year and Sequentially in 2Q12 Fastest Customer Growth Rate Among US National Postpaid Wireless Brands Over the Last Two Years

Total Subscribers

End of 2nd quarter total subscribers at all time high

(millions) 58

50

42

56.4M 54.0M Sprint

48.1M

05 2006 2007 2008 2009 2010 2011 12

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q4 Q1 Q2 Q3 Q4

Brand - Sustainability

#3 Greenest US Company Only Telecom Provider in Top 25

Newsweek 2011

GREEN RANKINGS

Sprint named to Dow Jones Sustainability Index (DJSI) North America as the Mobile Telecommunications Sector Leader for second year in a row

Cash

Simplified the Business – Rate Plan Combinations Reduced 85%

Good Customer Service Costs Less*

Customer Care expense, incl. customer credits

G&A

Marketing & Product

IT & Billing

Labor

46% 49% 32% 34% 33%

$4.7B reduction in Annual Cash Spend*

2Q12 Adjusted OIBDA of $1.45B up 10% Year-over-Year and 20% Sequentially

*2011 compared to 2007 spend levels

Cash - Network Vision Overview

Shutdown Nextel Platform Modernize Sprint Platform Deploy LTE Network

Economic Benefits

•Eliminate network duplication, over $1.5B in fixed costs annually •Reduced roaming costs •Reduced operating costs •More efficient use of CapEx

•~50% reduction in cost/GB •~50% reduction in cost/minute

Postpaid Nextel Platform Recapture

Deactivations In Thousands

4,000 3,000 2,000 1,000

Nextel’s Deactivations

Recapture Rate to Sprint

Recapture Rate

80% 60% 40% 20% 0%

2008 2009 2010 2011 2012

Good Start to Phase II

Phases of the Sprint Turnaround

I. Recovery

•Improve the brand •Reverse subscriber trends •Begin growing revenue •Eliminate costs •Conserve capital in preparation for investmen phase

II. Investment

•Build world-class network platform •Eliminate duplicative network cost structure •Focus on growth of core Sprint Platform business

III. Margin Expansion

•Expect strong margin improvement from Network Vision and continued revenue growth

2008—2011 2012—2013 2014+

Transaction Benefits

Creates a stronger, more robust US competitor

Fuels continued Sprint turnaround by enhancing financial position

Creates financial flexibility for new growth opportunities

SoftBank’s proven track record

History of improving competitive position & financial performance

Leader in providing advanced LTE technology

Best path to grow shareholder value

SoftBank + Sprint

Sprint Net Additions

1.62m

(million)

1.5 1

0.5 0

-0.5 -1 -1.5

-1.32m

2008

2009

2010

2011

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Turnaround

*Sum of Sprint Platform and Nextel Platform

(including Postpaid, Prepaid, Wholesale and affiliate)

*Source: Sprint’s publicly available information

Sprint ARPU

$60 $55 $50

2010

2011

2012

Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

(FY)

$60.88

Steady Growth

*Source: Sprint’s publicly available information *ARPU of retail postpaid users

Sprint Adjusted OIBDA

$1.31bn

$1.40bn

$0.84bn

$1.21bn

$1.45bn

2011 ‘11 ‘11 2012 ‘12 Q2 Q3 Q4 Q1 Q2

* Non GAAP. Refer to disclaimer.

(FY)

Turnaround

*Source: Sprint’s publicly available information

Sprint Share Price

(USD/share)

6 5 4 3 2 1 0

Launched iPhone 4S October, 2011

$5.04

(October 10th)

Full-fledged Network Vision Rollout (LTE in major cities) July, 2012

LTE

Improved Smartphone Strategy

Jun. 2011

Oct. 2012

Turnaround

Phases of the Sprint Turnaround

I. Recovery

Improve the brand •Reverse subscriber trends •Begin growing revenue •Eliminate costs Conserve capital in preparation for investment phase

II. Investment

Build world-class network platform •Eliminate duplicative network cost structure •Focus on growth of core Sprint Platform business

III. Margin Expansion

Expect strong margin improvement from Network Vision and continued revenue growth

2008—2011

2012—2013

2014+

Two Questions

Question 1

Will this investment pay off?

We are confident.

Sprint Recovery Already in Progress

Net Additions

(million)

200 150 100 50 0 -50 -100 -150

1.62m

-1.32m

2008 2009 2010 2011

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

(FY)

ARPU

($) 65

60 55 50

$60.88

2010 2011 2012

Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

(FY)

Adjusted OIBDA

($)

$1.31bn

$1.4bn

$0.84bn

$1.21bn

$1.45bn

2011 2012

Q2 Q3 Q4 Q1 Q2

(FY)

SoftBank’s Contribution Creates Enhanced Competitiveness

Capital Strategy

SoftBank’s Contribution (Capital)

New Capital: $8.0bn (JPY 624bn)

Network Enhancement

Strategic Investment

Strengthen Balance Sheet

SoftBank’s Contribution (Strategy)

Group Synergy

Smartphone Strategy

LTE Strategy

Proven Turnaround Track Record

Smartphone Sales (new subscribers)

NTT DOCOMO

au

2008 2009 2010 2011 2012

Smartphone

No.1

Third party electronics retail stores survey.

Effective Mobile Speed

SoftBank 4G

DOCOMO LTE Xi

UQ WiMAX

KDDI Group

18.2Mbps

5.5Mbps

4.5Mbps

No.1

*Source: ICT Research & Consulting survey (average across major cities as of August 28, 2012) *Average of downlink speed measured 3 times for each service at 18 railway stations in Tokyo area.

EBIT(Operating Income)

NTT DOCOMO

$3.4bn

(JPY 262.6bn)

SOFTBANK

$2.4bn

(JPY 192.1)

KDDI

$1.2bn

(JPY 94.2bn)

0

2005 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12

Q1 Q1 Q1 Q1 Q1 Q1 Q1 Q1

(FY)

Highest

Growth Rate

*Created by SOFTBANK CORP. based on respective companies’ publicly available information.

Fixed-Line Business: Operating Income

$1.2bn

0

$-1.4bn

2000 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11

(FY)

Turnaround

*	Broadband Infrastructure + Fixed-line Telecommunications

Mobile: Operating Income

$5.5bn

$0.9bn

2002 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11

Turnaround

WILLCOM Subscribers

5.03m

3.77m

May 2009 Dec. 2010 Sep. 2012

Turnaround

*PHS + 3G

2004 2006 2010

Chronic Deficit

Verge of Deficit

Management Failure

$92.3bn

$-105.8bn

2000

‘11

(FY)

$429.2bn

$76.3bn

2002

‘11

(FY)

5.03m

3.77m

May, 2009 September 2012

Proven Turnaround Track Record

Sprint Recovery Already in Progress

Net Additions

ARPU

Adjusted OIBDA

(million)

200 150 100 50 0 -50 -100 -150

1.62m

-1.32m

2008

2009

2010

2011

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

(FY)

($)

65 60 55 50

$60.88

2010

2011

2012

Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

(FY)

($)

$1.31bn

$1.4bn

$0.84bn

$1.21bn

$1.45bn

2011

2012

Q2 Q3 Q4 Q1 Q2 (FY)

*	Non GAAP. Refer to disclaimer.

SoftBank + Sprint

Synergy Creation

Smartphone

Network

Turnaround

Apple

$429.2bn

$76.3bn

2002 ‘11 (FY)

Sprint Adjusted OIBDA

$1.31bn

$1.40bn

$0.84bn

$1.21bn

$1.45bn

2011 ‘11 ‘11 ‘12 ‘12 (FY) Q2 Q3 Q4 Q1 Q2

Accelerated Growth with SoftBank

*Source: Created by SOFTBANK CORP. based on Sprint’s publicly available information

*	Non GAAP. Refer to disclaimer.

(FY2011)

Mobile EBITDA Margin

EBITDA Margin (Mobile Service Revenue)

(FY2005 to FY2011)

EBITDA Margin (Mobile Service Revenue)

50% 40% 30% 20% 10% 0%

0,10,20,30,40,50,60,70

Subscribers (millions)

*FY2005: EBITDA Margin: April 2005—March 2006. Subscribers as of March 31, 2006. FY2011: EBITDA Margin: April 2011 -March, 2012. Subscribers as of September 30, 2012. Refer to Page 4 for SoftBank data * Non GAAP. Refer to disclaimer.

50% 40% 30% 20% 10% 0%

0,20,40,60,80,100,120

*FY2011: EBITDA Margin: January 2011—December, 2011. Subscribers as of June 30, 2012.

*Source: Japan: Created by SOFTBANK CORP. based on data from TCA.

US: Respective companies’ publicly available information and Wireless Intelligence.

Subscribers (millions)

new debt?

Can SoftBank repay the

Question 2

We are confident.

Net Debt

$34.2bn

(JPY 2.67t)

2.6bn (JPY 0.2t)

$31.7bn

(JPY 2.47t)

Jun. 30, 2006

$18.6bn

(JPY 1.45t)

$8.3bn

(JPY 0.65t)

$10.3bn

(JPY 0.8t)

Jun. 30, 2012

Large Reduction

Lease Obligations

Net Debt (excluding lease obligations)

FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018

Vodafone K.K. Acquisition Financing

$16.7bn

(JPY 1.3t)

Original Schedule

Actual

Full Loan Repayment

FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018

Repayment Ahead of Schedule

*Balance of SBM Loan 70

SoftBank’s Credit Rating

A+/A1 A/A2 A-/A3

BBB+/Baa1

BBB/Baa2

BBB-/Baa3

BB+/Ba1

BB/Ba2

BB-/Ba3

2008 ‘09 ‘10 ‘11 ‘12

(CY)

JCR (A)

S&P (BBB)

Moody’s (Baa3)

Highest Rating Ever

Investment Grade

Net Debt/EBITDA Multiple

5.6x

Net Debt

$38.1bn

(JPY 2.97t)

EBITDA

$6.8bn

(JPY 0.53t)

2.7x

Vodafone K.K. Sprint Acquisition + SoftBank

Net Debt

$50.3bn

(JPY 3.9t)

EBITDA

$18.5bn

(JPY 1.44t)

*Consolidated based on last 12 months EBITDA

*	Pro forma.
*	Non GAAP. Refer to disclaimer.

Net Debt/EBITDA Multiple (Major global mobile operators)

SoftBank

(at Vodafone acquisition)

Telefonica

Telecom Italia

Sprint

+ SoftBank

Bharti Airtel

Verizon

AT&T Verizon SoftBank (Before Sprint acquisition)

Pro forma

Non GAAP. Refer to disclaimer.

5.6x

3.1x

2.7x

2.7x

2.5x

2.1x

2.0x

1.4x

1.4x

Manageable Debt Level

*Created by SOFTBANK CORP. based on Bloomberg data. Last 12 months EBITDA. Net debt as of June 30, 2012.

Net Debt/EBITDA Multiple (Major companies in Japan)

Mitsubishi

Sumitomo

ITOCHU

Toyota Motor

East Japan Railway

Central Japan Railway

Mitsui & CO., LTD

Bridgestone

JX Holdings

Honda Motor

NIPPON STEEL

Mitsubishi Heavy

Industries

Nissan Motor

Sprint

+ SoftBank

9.7x

7.7x

6.6x

6.1x

4.6x

4.5x

4.2x

4.2x

3.9x

3.7x

3.6x

3.2x

2.9x

2.7x

Manageable Debt Level

*Created by SOFTBANK CORP. based on Bloomberg data (select companies with market cap more than JPY 1t). Last 12 months for EBITDA. Net debt as of June 30, 2012.

*	Non GAAP. Refer to disclaimer. * Pro forma

Dual Growth Engines

SoftBan+ sprint

Consolidated Revenue

$80bn

(JPY 6.3t)

Sprint

softbank

FY1981 FY2011

*	Pro forma

Refer to Page 4 for SoftBank data

Consolidated EBITDA

FY1981 FY2011

Sprint

SoftBank

$18bn

(JPY 1.4t)

*	Pro forma

Refer to Page 4 for SoftBank data

*	Non GAAP. Refer to disclaimer.

Consolidated Revenue

$54bn

(JPY 4.2t)

$46bn

(JPY 3.6t)

$46bn

(JPY 3.6t)

FY2005 FY2011

Refer to Page 4 for SoftBank data

Consolidated Revenue

$80bn

(JPY 6.3t)

$54bn

(JPY 4.2t)

$46bn

(JPY 3.6t)

FY2005 FY2011

Major Global Operator

*	Pro forma

Refer to Page 4 for SoftBank data

Mobile Revenue (January—June)

$43bn

$37bn

$32bn

Sprint

SOFTBANK Group

$32bn

$31bn

$27bn

$25bn

$18bn

China SoftBank AT&T NTT Deutsche

Verizon + Sprint Vodafone KDDI Mobile DOCOMO Telekom

*Revenue from January to June 2012 Created by SOFTBANK CORP. based on respective companies’ publicly available information. Refer to Page 4 for SoftBank data

*	Pro forma

Subscribers

100m

0

61m

39.5m

36m

Apr. 2006

Sep. 2012

Refer to Page 4 for SoftBank data

Subscribers

100m

0

96m

61m

36m

Apr. 2006

Sep. 2012

Expanded US & Japan Customer Base

Pro forma

Sprint’s subscribers as of June 30, 2012 Refer to Page 4 for SoftBank data

Subscribers

Expanded US & Japan Customer Base

111m

105m

96m

61m

36m

33m

Verizon

AT&T

SoftBank + Sprint

NTT DOCOMO

au

T-Mobile

Source: Created by SOFTBANK CORP. based on data from Wireless Intelligence, TCA and respective companies’ publicly available information. Refer to Page 4 for SoftBank data.

Data for US: End of June 2012, Data for Japan: End of September 2012 * Pro forma

Summary

1) Global No.3 Mobile Operator (Revenue)

2) Compelling US Market Opportunity

3) Complementary Smartphone and LTE Strategies

4) Enhanced Sprint Financial Strength & Competitiveness

5) SoftBank’s Proven Turnaround & Debt Repayment Track Record

6) Significant Value to Both Companies’ Shareholders

Message for customers in the US and Japan

Cutting-edge Smartphones Advanced Network Enhanced Competitiveness

Lifestyle Innovation through Mobile Internet

SoftBank + Sprint®

Cautionary Statement

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SOFTBANK”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SOFTBANK or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint stockholders may not be obtained; (2) there may be a material adverse change of SOFTBANK or Sprint, or the respective businesses of SOFTBANK or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are, (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SOFTBANK or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE

PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint and Starburst II will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091.

Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SOFTBANK, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SOFTBANK, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SOFTBANK’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Soliciting Material Pursuant to 14a-12

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Sprint Nextel Corporation (“Sprint”) and SOFTBANK CORP. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”) pursuant to a merger agreement and bond purchase agreement. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approval by Sprint stockholders may not be obtained; (2) there may be a material adverse change of SOFTBANK or Sprint, or the respective businesses of SoftBank or Sprint may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; and (5) other risk factors as detailed from time to time in Sprint’s and Starburst II’s reports filed with the Securities and Exchange Commission (“SEC”), including Sprint’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, and the proxy statement/prospectus to be contained in Starburst II’s Registration Statement on Form S-4, which are, (or will be, when filed) available on the SEC’s web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

None of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Starburst II plans to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Sprint, and that also will constitute a prospectus of Starburst II. Sprint will mail the proxy statement/prospectus to its stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus, as well as other filings containing information about Sprint and Starburst II will be available, free of charge, from the SEC’s web site (www.sec.gov). Sprint’s SEC filings in connection with the transaction also may be obtained, free of charge, from Sprint’s web site (www.Sprint.com) under the tab “About Us – Investors” and then under the heading “Documents and Filings – SEC Filings,” or by directing a request to Sprint, 6200 Sprint Parkway, Overland Park, Kansas 66251, Attention: Shareholder Relations or (913) 794-1091. Starburst II’s SEC filings in connection with the transaction (when filed) also may be obtained, free of charge, by directing a request to SoftBank, 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo 105-7303, Japan; telephone: +81.3.6889.2290; e-mail: ir@softbank.co.jp

Participants in the Merger Solicitation

The respective directors, executive officers and employees of Sprint, SoftBank, Starburst II and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Sprint’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2011. Other information regarding the interests of such individuals as well as information regarding SoftBank’s and Starburst II’s directors and executive officers will be available in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Non-GAAP Financial Measures

Sprint Nextel provides financial measures determined in accordance with accounting principles generally accepted in the United States (GAAP) and adjusted GAAP (non-GAAP). The non-GAAP financial measures reflect industry conventions, or standard measures of liquidity, profitability or performance commonly used by the investment community for comparability purposes. These measurements should be considered in addition to, but not as a substitute for, financial information prepared in accordance with GAAP. We have defined below each of the non-GAAP measures we use, but these measures may not be synonymous to similar measurement terms used by other companies.

Sprint Nextel provides reconciliations of these non-GAAP measures in its financial reporting. Because Sprint Nextel does not predict special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, Sprint Nextel does not provide reconciliations to GAAP of its forward-looking financial measures.

The measures used in this presentation include the following:

OIBDA is operating income/(loss) before depreciation and amortization. Adjusted OIBDA is OIBDA excluding severance, exit costs, and other special items. Adjusted OIBDA Margin represents Adjusted OIBDA divided by non-equipment net operating revenues for Wireless and Adjusted OIBDA divided by net operating revenues for Wireline. We believe that Adjusted OIBDA and Adjusted OIBDA Margin provide useful information to investors because they are an indicator of the strength and performance of our ongoing business operations, including our ability to fund discretionary spending such as capital expenditures, spectrum acquisitions and other investments and our ability to incur and service debt. While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent non-cash current period costs associated with the use of long-lived tangible and definite-lived intangible assets. Adjusted OIBDA and Adjusted OIBDA Margin are calculations commonly used as a basis for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies within the telecommunications industry.

This presentation may contain certain “non-GAAP” financial measures. SOFTBANK CORP. (“SoftBank”) uses certain non-GAAP performance measures and ratios in managing its business. Non-GAAP financial information should be viewed in addition to, and not as an alternative for, the reported operating results or cash flow from operations or any other measures of performance prepared in accordance with generally accepted accounting principles in Japan. In addition, the presentation of these measures may not be comparable to similarly titled measures other companies may use.